UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 3/31/14

Item 1.  Reports to Stockholders.

navigator FUNDS

Semi-Annual Report
March 31, 2014

Navigator Equity Hedged Fund

Share Class	Ticker	Cusip
A share	NAVAX	66537X803
I share	NAVIX	66537X878
C share	NAVCX	66537X886

Advised by: Clark Capital Management Group

Navigator Duration Neutral Bond Fund

Share Class	Ticker	Cusip
A share	NDNAX	665388875
I share	NDNIX	665388859
C share	NDNCX	665388867

Advised by: Clark Capital Management Group

Sub Advised by: Main Point Advisors, Inc.

Navigator Sentry Managed Volatility Fund

Share Class	Ticker	Cusip
A share	NVXAX	665388644
I share	NVXIX	665388628
C share	NVXCX	665388636

Advised by: Clark Capital Management Group

Navigator Tactical Fixed Income Fund

Share Class	Ticker	Cusip
A share	NTBAX	665388594
I share	NTBIX	665388578
C share	NTBCX	665388586

Advised by: Clark Capital Management Group

1-877-766-2264 • www.navigatorfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Navigator Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

One Liberty Place | 53rd Floor | 1650 Market Street | Philadelphia, PA 19103 | 800.766.2264 | www.navigatorfund.com

Navigator® Equity Hedged Fund

K. Sean Clark, CFA  —  Chief Investment Officer

Executive Summary

Market Drivers:  Consolidation of 2013 market gains, geopolitical concerns about Russia, Federal Reserve (the “Fed”) policy and leadership changes, and slowdown of economic growth attributed to the weather.

Equities:  The market endured a rotational correction that we believe was needed after the major gains in 2013.

Stuck in the Mud

The markets ended 2013 with strong gains and transitioned into 2014 in consolidation mode.  Over the past six months the S&P 500 was up 12.48%, the Russell 2000 gained 9.93%, and the Dow Jones Industrial Average added 10.03%.  Overseas market gains were less robust: the MSCI EAFE Index was up 6.71, MSCI Europe gained 8.36%, while emerging markets continued to suffer with the MSCI Emerging Market Index only 1.48%.  Bonds and commodities gained, but to a lesser extent. The Barclays Aggregate Bond Index and High Yield Index advanced 1.70% and 6.67% respectively, while the S&P GSCI commodity index advanced 2.60%.

However, one needs to look a little deeper to gain perspective on what really happened as it was anything but dull.  The S&P 500 endured a 5.8% decline from January 15th to February 3rd, its largest correction since April to June 2012. In addition, the market endured a rotational correction that resulted in some aggressive sectors, such as biotech and internet stocks, declining much more sharply than the major indices. All told, given the major gains achieved in 2013, we view a consolidation in the first quarter to be a win for the markets.

Over the past six months the main drivers for the market were a consolidation of the 2013 market gains, geopolitical concerns surrounding Russia’s annexation of the Crimea in Ukraine, continued Fed tapering and a changing of the guard at the Fed, and a slowdown in economic growth attributed to the weather. Markets consolidate by either declining or through time with sideways prices. So far it looks to us as if the market is consolidating through time with little price damage. The markets traversed a lot of ground in the first quarter but ended up with little gains to show for it. For example, during the quarter the Dow Jones Industrial Average saw 13 days where it exceeded 100 point rallies, and another 10 days in which it suffered 100 point or greater losses. Overall the Dow Jones Industrial Average traversed 5601 points on a closing basis, yet finished the quarter within 120 points of where it started. A reason for the rotational correction is believed to be tax selling with the income tax deadline on April 15th. This is the first tax season of meaningful higher taxes attributed to the combination of The Affordable Care Act and the fiscal deal struck at the end of 2012. We believe investors are feeling a little sticker shock from the hike in taxes and that many are closing positions and taking cash out of the market in order to pay their taxes.

Geopolitics took center stage during the quarter. Russia didn’t allow the good feelings that came along with the successful hosting of the Olympics to last long as it invited the condemnation of the global community when it exerted its influence on the Ukraine. Russia seems to be methodically trying to rebuild both its status as a world power and its empire. The annexed Crimean area of the Ukraine is the third piece of the old Soviet Union that Russia has brought back into its fold. Russia moved swiftly.  The Russian intervention put investors on edge but historically these types of geopolitical crisis events rarely determine the course of the stock markets. Thus, the current Ukraine crisis doesn’t change the outlook for the market which, as always, is dependent on the underlying strength in the technical and fundamental picture.

One of the biggest events over the past six months and the one likely to have the longest lasting impact on the economy and markets is the changing of the guard at the Federal Reserve with Janet Yellen stepping into the role of Chair of the Board of Governors. This Fed Chair has the monumental task of reigning in quantitative easing without jeopardizing the markets and economic expansion. Historically the markets haven’t treated new Fed Chairs well — they are most often challenged early on in their tenure. So far however, the market has reacted well to the Fed’s tapering activities. The Fed has tapered their bond buying program from $85 billion a month to $55 billion a month and they appear on target to end the program by year-end. The latest comments from the Federal Reserve have been a bit more hawkish with a target fed funds rate of 1% at the end of 2015 and 2.25% in 2016. As a result, the yield curve flattened with the shorter maturity bond yield rising. Credit conditions have remained firm even in the face of continued tapering and a more hawkish tone coming from the Federal Reserve. Investment grade and high yield corporate debt remain well supported and continue to trade with healthy bids under the market and plenty of liquidity. We are watching the credit market closely as it usually deteriorates prior to the overall market and so far it has remained very resilient.

Over the past 65 years, according to InvesTech Research, seven of the past 10 bear markets have been accompanied by an economic recession. Consumer spending accounts for roughly two-thirds of GDP growth and it’s not surprising that falling consumer confidence has often preceded the onset or start of a recession. It’s a good thing we don’t expect to see that happening anytime soon as the Conference Board’s measure of Consumer Confidence recently moved out to new recovery highs. Additional evidence of a resilient economy can be found in the decidedly positive message coming from another recovery high in the Index of Leading Economic Indicators (LEI). Since 1960, the average lead time between a peak in the LEI and the start of an economic recession has exceeded 11 months. If history is any guide, we believe the economy should continue its expansion into 2015.

Portfolio Analysis

The Navigator Equity Hedged Fund (the “Fund”) institutional shares posted a gain of 4.18% over the six month period from September 30, 2013 through March 31, 2014 versus a gain of 9.36% for the MSCI World Index and a 5.49% gain for the HFRX Equity Hedged Index.  For the one year period the Navigator Fund gained 8.37%.  The MSCI World and HFRX Equity Hedged Index gained 19.07% and 7.03% respectively.

Key Contributors and Detractors

U.S. Style

 Top Contributors

PowerShares S&P 500 High Beta

iShares Russell Midcap Growth

 Top Detractors

iShares Russell 2000 Growth

iShares S&P 500 Growth

The Style allocation sleeve is evolving from an exclusive focus on growth stocks toward value and larger capitalization.  As we began 2014, the Style allocation was exclusively focused on growth across all capitalization levels (large, mid, and small-cap growth). However, in February our relative strength models began to show value stocks to be on the rise. Our first value-oriented addition was the S&P 500 High Beta (SPHB), a newer addition to our Style ETF universe. Despite what you may infer from its name, the S&P 500 High Beta ETF is composed of mainly value stocks, with financials and energy being the largest overweights. What might be more surprising is that Morningstar puts the S&P 500 High Beta in the mid cap value equity style box. Early in March, the Russell Mid Cap Value ETF (IWS) began to rise in our rankings, at which time we established a position. Thus, since February, the portfolio’s substantial overweights in large cap growth and mid cap growth have been reduced and moved into value. Value stocks right now have established short-term relative strength that, if it continues, will cause them to dominate the Style Opportunity portfolio fairly quickly. Russell Midcap Growth (IWP) and the S&P 500 High Beta (SPHB) were the largest contributors for the quarter, while the S&P 500 Growth (IVW) and Russell 2000 Growth (IWO) were the largest detractors. The portfolio’s latest trades have shifted the portfolio’s stance towards value and growth as more neutral, and they have had the effect of adding exposure to energy, utilities, and in particular financials.

U.S. Sector

 Top Contributors

iShares U.S. Broker Dealers

First Trust Internet

 Top Detractors

iShares U.S. Pharmaceuticals

iShares PHLX Semiconductor

The Sector allocation has developed solid overweights in technology and health care, sectors which have led the market higher. The portfolio’s technology holdings include broad technology (IYW), internet (FDN), semiconductors (SOXX), and the NASDAQ 100 (QQQ). Health care holdings include broad health care (XLV), pharmaceuticals (IHE), biotechnology (IBB), and medical devices (IHI). The most significant addition to the portfolio has been basic materials (IYM), which since August has been slowly gaining relative strength vs. the S&P 500 apparently driven largely by the chemicals industry. Semiconductors, broad health care, and pharmaceuticals were the biggest contributors for the quarter. Internet, broker dealers, and the NASDAQ 100 were the biggest detractors. What the Fund owns and what it does not own are equally significant. As of the end of the quarter, the Sector allocation did not own any consumer staples, utilities, energy, or consumer discretionary. Of particular note is our complete avoidance of consumer discretionary, which was our largest sector holding for most of 2013 and which is now mired in a sustained relative downtrend. Energy, however, may be making a relative strength base after poor relative performance in 2013 and could be a candidate for addition to the portfolio in the coming weeks.

 International (Developed, Emerging & Frontier)

Top Contributors

iShares MSCI Spain

iShares MSCI Italy

Top Detractors

S&P 500 SPDR ETF

Guggenheim China Small Cap ETF

International equity markets have displayed unusual concentration in their relative strength recently, but that concentration may slowly be beginning to end. Europe and the U.S. have been at the top of our relative strength rankings since last summer, and while they remain near the top, we have seen a few new entrants. India (EPI and SCIF) and the Frontier Markets (FM) have displayed relative strength in the international sphere, and they are the newest additions to the portfolio. India in particular appears to be benefitting as markets anticipate that a pro-business government will be installed as a result of the May elections. Italy (EWI) and Spain (EWP) were the strongest contributors during the quarter, while the S&P 500 (SPY) and China Small Cap (HAO) were the biggest detractors. With the notable exception of India, the Fund has avoided emerging markets. While emerging markets have seen a rally in the past few weeks, they will need to show more sustained relative strength in order to rise in our rankings and prove that their latest surge is something more than a bear market rally.

Hedge Strategy

The Fund maintained a minimal hedge as our modestly bullish market view largely played out over the past six months.  Within the hedge allocation the portfolio contains a mix of options and volatility strategies.  Specifically the Fund owns S&P 500 December 2014 puts with a strike of 1750, the iPath S&P 500 Dynamic VIX ETN (XVZ), which is a cost effective way to hedge, and a neutral volatility strategy combining the VelocityShares Inverse VIX Short-Term (XIV) and the VelocityShares 2x VIX Short-Term (TVIX).  The remaining roughly 50% of the portfolio is in cash.  If the second quarter begins to play out with a strong rally, our market outlook will become much more cautious. We expect rougher, more turbulent times and a potential decline during the second and third quarters. If evidence continues to point us towards caution, we would expect to greatly increase the scale of our put protection in the hedge strategy.  While we do see signs of a market top slowly accumulating, our overall bias remains modestly bullish (and minimally hedged) for the short-term.

Outlook

The bull market’s resilience will likely be tested in the second quarter, when we feel seasonal and cyclical headwinds will start to intensify. Having surpassed the 5-year mark in early March, the current cyclical bull is older than the average 3.8 year average bull dating back to 1932. While bull markets don’t die from old age, we may be in the later innings of the current cyclical bull market. Risks are rising as valuations are stretched and the political tensions rise as we approach the mid-term elections. The second and third quarters of the mid-term election year are the only quarters in the four year election cycle to average successive declines. In addition, the average correction in mid-term years dating back to 1934 has been 21.7%. Historical precedent suggests we should be especially wary of a possible correction beginning sometime in the second or third quarter. The markets are currently experiencing a rotational correction, but the underlying technical and conditional factors remain supportive. If these conditions deteriorate into a larger correction, it should reset investor expectations and relieve the valuation concerns, which could set the stage for much higher targets in 2015 and 2016.

1089-NLD-5/14/2014

Jonathan Fiebach – Chief Investment Officer

Dear Mutual Fund Shareholder,

This review covers performance for the six months ending March 31, 2014, broken out into a review of the Fourth Quarter of 2013 and the First Quarter of 2014.

Fourth Quarter 2013 Review

The Navigator Duration Neutral Bond Fund (the “Fund”) was able to take advantage of value gyrations within the quarter to post a 2.08%1 return compared to a .33% return for the Barclay Municipal Bond Index (BMI) and a negative .14% for the Barclay U.S. Aggregate Bond Market Index (AGG).  For the calendar year, the BMI posted a loss of 2.55% compared to negative 2.02% return for the AGG2.

Looking back on 2013, I believe the Municipal Bond Market was two for three on big issues.  The major strike was on issuer credibility, mainly due to Detroit’s default and Puerto Rico’s inability to find liquidity in the securitized marketplace.  The two big wins for the market were on legislative issues in Congress.  (We discuss all three issues in the text below).

The idea that municipal bonds are a good investment is re-gaining popularity, and yet there are still a multitude of opportunities arising from the fear of rising rates and credit deterioration.  Puerto Rico’s credit and liquidity situation remains volatile and is the first “big issue” we see for 2014.  I expect Puerto Rico to be down-graded to junk category ratings during 2014 and I also expect that Puerto Rico will find a way to “kick the can down the road” and not address their macro problem of excessive debt in the coming year.  The news will ebb and flow and I remain with my conviction that Puerto Rico does not belong in the municipal bond asset class.  (See more in the text below).

“Your typical city involved in a typical daydream
Hang it up and see what tomorrow brings”

(From Truckin’ by The Grateful Dead)

In the most widely followed municipal bond story in years, Detroit has been granted the ability to proceed with a federal bankruptcy filing.  I think it is great news for all stake holders that the mess in Detroit, which has been brewing for decades, will finally be sorted out in federal court.  Detroit needs a fresh start and ten years from now we hope to look back on a successful city plan with growing industry and financial strength.  Detroit bonds have paid interest rates well above the highest quality municipal bonds for the last twenty years, providing significant extra

________________

1 Gemini Fund Services, LLC

2 Barclay performance data from Barclays Live (live.barcap.com)

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income over less risky securities.  If long term investors in Detroit reconcile the fact they received this extra income against the idea that they will likely not get back $100 cents on the dollar they may find they still did OK in the long run.  The real shame of the situation in Detroit is that there was no good planning for bankruptcy, by the city or State, which will lead to large legal bills and a long drawn out recovery process.  The lesson I expect that will come out of Detroit’s default is that municipalities need better plans for credit deterioration and cannot wait until there are no more lenders.

“Chicago, New York, Detroit and it's all on the same street”

(From Truckin’ by The Grateful Dead)

Continuing with our Grateful Dead theme, the most important question for municipal bond investors to consider going forward is: Are there more situations like Detroit out there?  While I have been bearish on debt issued by most large cities for quite some time, I can occasionally find some value now.  Detroit has caused a scare resulting in credit spread widening for the debt of many cities - the nation’s largest cities have been hit especially hard. However, to answer the question: I do not think US cities are not “all on the same street.”  My opinion is that Detroit’s default is neither a sign that all cities are going to default, nor it is a sign that city debt has hit bottom in terms of relative performance.  There will likely continue to be important questions that need to be answered, and I am not ready to say debt of all cities is a buy.  I still believe credit spreads for most cities remains too tight to debt issued by counties and states.  Investors recently seem to be categorizing debt by rating, and not by purpose.  I continue to emphasize that a State or a County with a given bond rating is much stronger quality debt than a city with the same rating.

Furthermore, I expect more cities to encounter problems (though not as well publicized as Detroit); I need only to look down the road to Atlantic City as an example of a city I think is facing financial stress, but still has access to the market with an “A” category bond rating.  And yet, there are finally some signs of opportunity as well.  Just 60 miles from Atlantic City, my home town, Philadelphia, was recently upgraded and I think is fairly likely to continue to trend towards credit strength.  Some of the financial strength in Philadelphia is likely associated with casino related revenue that has shifted from Atlantic City, but it is most certainly not the only area of strength and fiscal resolve under Mayor Nutter.  Of particular interest to me, Philadelphia is currently taking proposals to sell the Philadelphia Gas Works (PGW), which could net the city approximately $500 million in cash (after paying off the debt), that the mayor says he will use to shore up the pension funds.  I put the odds of deal at better than 50-50.  The Fund currently holds PGW bonds and it is my opinion that PGW bonds (rated Baa2/ BBB+) represent an under-valued investment, with the potential for large upside in the event there is a completed sale and privatization.

 One Liberty Place      53rd Floor      1650 Market Street      Philadelphia, PA 19103      215.563.4183

In summary, I remain cautious, but am hopeful there will be some opportunity for our style of value investing in debt issued at the city level and I do not expect the problems of US cities to roll up to the County or State level.  Yet, we also believe many US cities still have significant stress ahead.

Taxes, Municipal Bonds, and Fear

This time last year the municipal market was extremely concerned with the Fiscal Cliff, and specifically what Congress might do with the tax treatment of municipal interest income in a desperate attempt to increase revenue.  A full year later, it appears the municipal bond market may have come out of Congress as the biggest winner of all.  Tax advantages for municipal bonds were all kept in place, and tax rates have increased on virtually every other type of income.  So why then do municipal bonds remain so cheap when compared to treasury bonds or corporate bonds?  The answer to me clearly is: fear.  The first and most obvious fear is that of rising interest rates.  Mutual fund redemptions, which causes forced selling, is probably the primary factor we can point to as to why the municipal bond market offers such great relative value.  It is not just the redemptions themselves that allows the market to stay cheap, it also the destruction of morale on trading desks due to the constant need for liquidity from the mutual fund sector.  This fear will likely not go away any time soon, though it will vary as rates rise and fall.  There are very few municipal bond investment choices that do not include an interest rate risk.  There is also the fear that comes from the very well publicized situation in Puerto Rico.  For reasons I do not fully understand, the debt of Puerto Rico is categorized as U.S. municipal bond debt.  I have never felt comfortable with this analysis, and it seems it would fit more appropriately in a category of debt that acknowledges the risks of their standing as a Territory, which I do not think is comparable to debt of a State.  As is often the case with poorly defined relationships of any sort, at best I can say about the situation between Puerto Rico and the US government is: “it’s complicated”. Regardless of my opinion, the powers that create these categories have placed Puerto Rico firmly in the U.S. municipal market.  Puerto Rico is experiencing rapidly declining credit quality3, which I believe indicates a reasonable likelihood of debt restructuring at some point in the future. A quick, prepackaged resolution would be great, but more likely Puerto Rico will kick the can down the road with temporary solutions and not face the fact that they just have too much debt that they will never be able to fully pay off without significant improvements in the local economy.

Puerto Rico bonds are widely held by mutual funds and individual investors that buy Puerto Rico because they think municipal bonds are generally pretty safe.  The fear of a Puerto Rico default certainly does not help the marketplace, even if people, like me, think Puerto Rico debt is about as dissimilar as possible to the quality of debt from any of the States.  So we are left with a market of fear and opportunity.  If investors are willing to dump the all municipal bonds because of macro fear, we will continue to focus investments microscopically on the highest quality part

________________

3 Forbes, 1/3/2014

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of the market.  Though I do not think investor fears will turn to confidence any time soon, I do expect there will continue to be plenty of opportunity for shifts in value that we can take advantage of by continuing to buy and sell within our system of interest rate neutral investing.

Volker Rule

The Volker rule, part of the Dodd-Frank Wall Street Reform Consumer Protection Act, originally proposed drastic reduction in the ability of Banks to invest in municipal bonds for their own portfolio.  Again, like with tax reform, strike another big win for the municipal bond market.  At what seemed like the very last minute, in a surprise to most, municipals were left untouched, allowing banks to continue to invest in municipals without much restriction on capital.  In fact, municipals bonds remain one of the few asset classes that Banks are allowed to trade proprietarily, allowing me some brief optimism that maybe we will get in influx of new bank participants to the municipal market.

Passing the Baton at the Fed

Janet Yellen becomes the new Chair of the Federal Reserve (the “Fed”) in January, taking over for Ben Bernanke who served since 2006.  I see no major change in attitude with this switch.  The Fed already seems like it is under joint leadership with Bernanke telling us that Yellen agreed with the decision to begin to scale back, or “taper”, its open market bond purchase operations.  Interestingly, but not surprisingly, the Federal Reserve’s statement that informed us that they would taper, also mentioned that they intend to keep their short term interest rate close to 0% for an extended period of time.  So while long term bond prices are declining as yields are slowly increasing, money market rates will most likely remain close to zero for quite some time.

The yield curve has started to shift as investors anticipate a bond market without Fed support, but with an improving economy and stagnant consumer prices indices.  As investors gain conviction that the Fed is on the right path, market experts generally expect the yield curve will flatten, especially between five year rates and thirty year rates.  Market prognosticators seem equally concerned that the Fed is taking its foot off the gas too soon and worry deflation will ensue, as they are concerned that the Fed stayed aggressive too long, which may create inflation in the future.  We also remind ourselves that there is a third option: The Fed got it right and we will just have a year with very low volatility.  As always, we remain neutral and will watch the scenario play out, constantly reminding ourselves and our investors that rates are unpredictable and that performance at any point on the yield curve can vary, at times quite dramatically.  At the end of each day we are happy with our interest rate neutral mandate to choose under-valued securities and thankful we do not bet on rate changes.

 One Liberty Place      53rd Floor      1650 Market Street      Philadelphia, PA 19103      215.563.4183

First Quarter 2014 Review

The first quarter of 2014 will be best remembered for enormous asset allocation switches.  Following a year of 20 – 30% advances for most stock market portfolios during 2013, there has been substantial rebalancing during Q1 2014.  The shift was the main catalyst that moved prices so far this year.  Though most analysts are calling for higher interest rates, the marketplace seemed, at times, to not have enough bonds available for purchase, as large amounts of money shifted from equity investments to bond investments.  There were plenty of geopolitical events and economic statistics that may have caused some folks to re-evaluate the idea that interest rates will rise immediately, but generally I favor the view that rates remain unpredictable and asset rebalancing is prudent for investors who want to keep their portfolios properly weighted to a target percentage of stocks.  My basic view is that the economy is continuing to improve, albeit at a slow pace, and inflation is still just a distant memory for those of us old enough to remember it.

The Barclay Municipal Bond Index returned 3.32%, lead by Puerto Rico bonds, which were then removed from the index at quarter end; bellwether Puerto Rico general obligations rallied 10-12 points during the quarter.   Puerto Rico has also been scheduled to be removed from the MARKIT municipal bond credit default index during the second quarter.

The Barclay Aggregate Index returned 1.84%, which would equate to an annualized bond market return of 7.58% if the pace continues, not bad for an index expected to get only 3.23% of its return from interest payments.

As one can see, the bond markets are strong, healthy and vibrant; in fact, global debt crossed the $100 trillion mark according the Bank for International Settlements (BIS) quarterly review, up $30 trillion since 2007.4 Though the majority of research we read indicates the major banks and trading firms are still predicting higher rates for 2014 and beyond.5

What is Inflation?

All of the auto industry excitement for the new Corvette left me thinking about inflation and car prices.  As it turns out, the price of a Corvette appears to be an excellent proxy for inflation rates.  The first Corvette was available in 1953, at $3,498, it did not sell very well and the price for 1954 was dropped to $2,774, where it also remained for the 1955 edition.  From there to the current day we get a very good view of inflation.  From 1955 to 1969 the cumulative price increase was 57%, or an average of about 4% per year.  In 1970 the price increase was a whopping 9%, and for the next fifteen years, through 1984, prices rose by a total of 154%, with average increases of over 10% a year. The price of the 1984 model was more than four times the price of the 1970 model.  That is what inflation looks like, and it is important to realize that

________________

4 Zerohedge.com, 3/9/2014

5 The Motley Fool, What to Expect From 2014 Interest Rates, January 26th, 2014

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investors age 50 and older will always have memories of this period, and will fear a repeat.  Investors below age 40 will likely have no memory or knowledge of the anxiety of inflation.

Next, I looked at the price from 1990 to 2014, which came in at a 25 year total increase of 49%, averaging just 2% per year.  More telling, average price increases from 2008 to 2013 were just 1% per year.   I can look at various assets, and will generally find the similar results: over the last twenty five years we have come to expect quality and technological improvements in our products without significant price increases.  The 2014 Corvette is exactly what we have come to take for granted – improvements that make it one of the most sophisticated cars ever built, with a paltry price increase of 2.8% from the 2013 model.6

The question for bond investors is: without inflation, what bond yields are acceptable?  The answer to this question has changed the way investors buy bonds over the last twenty years.  In the 1990’s, I recall the ten year Treasury bond was viewed as an extremely long duration, one that was generally only suitable for institutions.  Bonds with maturities ten years and longer were mostly purchased by asset / liability matchers, like pensions and insurance companies.  These types of investors had long dated liabilities and they needed long dated assets; they were somewhat indifferent to the interest rate as their liabilities accrued at rates that were similar to the bond yields.  In today’s world we are seeing individual investors regularly take more rate risk.  I think the rationale lies in the answer to the question I asked at the beginning of this paragraph: what bond yields are acceptable? With market expectations of inflation at around 2% for the next ten years, investors have become willing to venture into twenty and thirty year bonds at yields between three and four percent.

Update on PGW

As we discussed in our Fourth Quarter 2013 review, things were going well for the credit of Philadelphia.  As expected, the city received a bid for the Gas Works at $1.86 billion, the high end of estimates, from UIL Corp7. PGW bonds have had a price bump based on the deal, which includes defeasance of all outstanding debt.  The challenging part of the deal will take place in a battle between the Mayor’s office, City Council, and the unions.  We continue to put the odds of a deal at just over 50%, as the current offer from UIL only contemplates keeping union contracts in place for three years.  Based on the history of Philadelphia politics, that will likely not be acceptable. The unions may let the deal go through and then try to teach UIL what it means to try to do business in a union town, or they may try to shut the deal down at the onset.  Regardless, I am still positive on the credit of PGW, and we are not surprised the equity

________________

6 Corvette pricing information from: forums.corvetteforum.com through 2008 and from JD Power 2009 – 2014.

7 Philadelphia Inquirer, “Deal Announced to Sell PGW for 41.86 billion” March 3rd 2013)

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valuation is more than $400 million above the outstanding debt.  I am surprised the rating companies continue to ignore the value of the asset when rating the debt in the BBB category.8

Puerto Rico Update

I took a vacation during the past quarter to Fajardo, Puerto Rico with my family.  It has been about fifteen years since my last visit.  Wow, what a difference.  From what I saw, the island is gorgeous, modern and generally in spectacular condition.  My memory from my last visit was more of a run down, dirty, third world looking place.  Puerto Rico bondholders can take solace in my opinion that the absurd amount of money the Commonwealth borrowed over the last decade or two was well spent, and not misappropriated.  The last time I felt this way about the comparative beauty between visits to a distant place was my trip to Greece in the summer of 2010.  The similarities are really amazing… modern amenities, high quality structures, and cleanliness, with little regard to how to pay back the debt used to create the upgrades.

During the past quarter, Puerto Rico sold $3.5 billion more bonds.  I think this was a big win for Puerto Rico and yet I still maintain the opinion I first put forth in 2006: Puerto Rico will have to restructure their debt in order to move forward.  Continuous sales of bonds are a move backwards, or at best a way to kick the can down the road in order to face the ultimate problem of way too much debt, on another day, perhaps in a different year.  In the mean time, the dollar bills once again rolled from U.S. investors into Puerto Rican coffers.  I believe the longer Puerto Rico takes to admit they can never repay the principal amount borrowed the

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8 (Main Point Advisors is the Investment Manager for the Navigator Duration Neutral Bond Fund which holds investments in Philadelphia Gas Works bonds.)

 One Liberty Place      53rd Floor      1650 Market Street      Philadelphia, PA 19103      215.563.4183

better off the bondholders and the Island will be.  As George Washington wrote in 1799, "To contract new debts is not the way to pay old ones."9  Puerto Rico got in trouble with debt used to rebuild the country to attract business, a solid idea that did not work out as expected.  For example, in 2012 Diageo opted to build a rum distillery on St. Croix, Virgin Islands, for its Captain Morgan brand.  Today, Puerto Rico is borrowing just to repay old liabilities that would not otherwise be able to be honored.  The next obvious question is: why would investors lend an additional $3.5 billion?  The answer, I believe, lies in the details of the deal structure, not the creditworthiness of the issuer.  This last deal includes a provision for New York courts to be the proper venue for filing complaints in the event the island cannot pay.  The previous deals all had provisions for litigation in Puerto Rico.  This latest deal is a bold attempt by debt holders to have any dispute over revenue claims settled on a home field rather than have to play an away game.  I doubt this will work out well for anyone but the lawyers.  Bifurcation of venue is just another bizarre twist for a desperate issuer.  Complaints would be filed in both venues and the courts would determine what law applies and where the cases would be adjudicated.  With an amazingly complex capital structure, Puerto Rico will now have to face multiple battlefields and I just cannot conceive of a way this can work out better for anyone if judges in NY and judges in Puerto Rico are both hearing the same disputes.

Navigator Duration Neutral Bond

During the previous six months Main Point Advisors continued sub-advising the Navigator Duration Neutral Bond (the “Fund”).  The Fund’s performance for the six months, which is set out in the Fund’s portfolio review, was generated by the sub-advisor’s ability to transact within the guidelines of the Fund’s prospectus.  Main Point continues to invest opportunistically within the domestic municipal bond market and continues to hedge interest rate risk as described in the Fund’s prospectus.

________________

9 Letter to James Welch, April 7, 1799.  http://www.revolutionary-war-and-beyond.com/quotes-by-george-washington.html

1091-NLD-5/14/2014

Navigator® Sentry Managed Volatility Fund

K. Sean Clark, CFA  —  Chief Investment Officer

Executive Summary

Market Drivers:  Consolidation of 2013 market gains, geopolitical concerns about Russia, Fed policy and leadership changes, and slowdown of economic growth attributed to the weather.

Equities:  The market endured a rotational correction that we believe was needed after the major gains in 2013.

The Changing of the Guard: New Federal Reserve (the “Fed”) Chair Janet Yellen has the monumental task of reigning in quantitative easing without jeopardizing the markets and economic expansion.

Stuck in the Mud

The markets ended 2013 with strong gains and transitioned into 2014 in consolidation mode.  Over the past six months the S&P 500 was up 12.48%, the Russell 2000 gained 9.93%, and the Dow Jones Industrial Average added 10.03%.  Overseas market gains were less robust: the MSCI EAFE Index was up 6.71, MSCI Europe gained 8.36%, while emerging markets continued to suffer with the MSCI Emerging Market Index only 1.48%.  Bonds and commodities gained, but to a lesser extent. The Barclays Aggregate Bond Index and High Yield Index advanced 1.70% and 6.67% respectively, while the S&P GSCI commodity index advanced 2.60%.

However, one needs to look a little deeper to gain perspective on what really happened during the first quarter as it was anything but dull. The S&P 500 endured a 5.8% decline from January 15th to February 3rd, its largest correction since April to June 2012. In addition, the market endured a rotational correction that resulted in some aggressive sectors, such as biotech and internet stocks, declining much more sharply than the major indices. All told, given the major gains achieved in 2013, we view a consolidation in the first quarter to be a win for the markets.

The main drivers of the markets during the quarter were a consolidation of the 2013 market gains, geopolitical concerns surrounding Russia’s annexation of the Crimea in Ukraine, continued Fed tapering and a changing of the guard at the Fed, and a slowdown in economic growth attributed to the weather. Markets consolidate by either declining or through time with sideways prices. So far it looks to us as if the market is consolidating through time with little price damage. The markets traversed a lot of ground in the first quarter but ended up with little gains to show for it. For example, during the quarter the Dow Jones Industrial Average saw 13 days where it exceeded 100 point rallies, and another 10 days in which it suffered 100 point or greater losses. Overall the Dow Jones Industrial Average traversed 5601 points on a closing basis, yet finished the quarter within 120 points of where it started. A reason for the rotational correction is believed to be tax selling with the income tax deadline on April 15th. This is the first tax season of meaningful higher taxes attributed to the combination of Obama Care and the fiscal deal struck at the end of 2012. We believe investors are feeling a little sticker shock from the hike in taxes and that many are closing positions and taking cash out of the market in order to pay their taxes.

Geopolitics took center stage during the quarter. Russia didn’t allow the good feelings that came along with the successful hosting of the Olympics to last long as it invited the condemnation of the global community when it exerted its influence on the Ukraine. Russia seems to be methodically trying to rebuild both its status as a world power and its empire. The annexed Crimean area of the Ukraine is the third piece of the old Soviet Union that Russia has brought back into its fold. Russia moved swiftly.  The Russian intervention put investors on edge but historically these types of geopolitical crisis events rarely determine the course of the stock markets. Thus, the current Ukraine crisis doesn’t change the outlook for the market which, as always, is dependent on the underlying strength in the technical and fundamental picture.

The biggest event during the first quarter and the one likely to have the longest lasting impact on the economy and markets is the changing of the guard at the Federal Reserve with Janet Yellen stepping into the role of Chair of the Board of Governors. This Fed Chair has the monumental task of reigning in quantitative easing without jeopardizing the markets and economic expansion. Historically the markets haven’t treated new Fed Chairs well — they are most often challenged early on in their tenure. So far however, the market has reacted well to the Fed’s tapering activities. The Fed has tapered their bond buying program from $85 billion a month to $55 billion a month and they appear on target to end the program by year-end. The latest comments from the Federal Reserve have been a bit more hawkish with a target fed funds rate of 1% at the end of 2015 and 2.25% in 2016. As a result, the yield curve flattened with the shorter maturity bond yield rising. Credit conditions have remained firm even in the face of continued tapering and a more hawkish tone coming from the Federal Reserve. Investment grade and high yield corporate debt remain well supported and continue to trade with healthy bids under the market and plenty of liquidity. We are watching the credit market closely as it usually deteriorates prior to the overall market and so far it has remained very resilient.

Over the past 65 years, according to InvesTech Research, seven of the past 10 bear markets have been accompanied by an economic recession. Consumer spending accounts for roughly two-thirds of GDP growth and it’s not surprising that falling consumer confidence has often preceded the onset or start of a recession. It’s a good thing we don’t expect to see that happening anytime soon as the Conference Board’s measure of Consumer Confidence recently moved out to new recovery highs. Additional evidence of a resilient economy can be found in the decidedly positive message coming from another recovery high in the Index of Leading Economic Indicators (LEI). Since 1960, the average lead time between a peak in the LEI and the start of an economic recession has exceeded 11 months. If history is any guide, we believe the economy should continue its expansion into 2015.

Q1 2014 Portfolio Analysis

The Navigator Sentry Managed Volatility Fund (the “Fund) institutional shares lost 1.60% from its inception on March 6, 2014 through the end of the quarter.  The S&P 500 Inverse Daily Index gained 0.10%.  The CBOE Volatility Index (VIX), a proxy for the market volatility, lost 2.32% over the same period.

The Fund is designed to be the hedge allocation to a broader diversified portfolio.  The Fund contains a mix of options and volatility strategies.  Specifically the Fund owns S&P 500 December 2014 puts with a strike of 1750, the iPath S&P 500 Dynamic VIX ETN (XVZ), which is a cost effective way to hedge, and a neutral volatility strategy combining the VelocityShares Inverse VIX Short-Term (XIV) and the VelocityShares 2x VIX Short-Term (TVIX).  The remaining roughly 50% of the Fund’s portfolio is in cash.  If the second quarter begins to play out with a strong rally, our market outlook will become much more cautious. We expect rougher, more turbulent times and a potential decline during the second and third quarters. If evidence continues to point us towards caution, we would expect to greatly increase the scale of our put protection in the Fund.  While we do see signs of a market top slowly accumulating, our overall bias remains modestly bullish (and minimally hedged) for the short-term.

Outlook

The bull market’s resilience will likely be tested in the second quarter, when we feel seasonal and cyclical headwinds will start to intensify. Having surpassed the 5-year mark in early March, the current cyclical bull is older than the average 3.8 year average bull dating back to 1932. While bull markets don’t die from old age, we may be in the later innings of the current cyclical bull market. Risks are rising as valuations are stretched and the political tensions rise as we approach the mid-term elections. The second and third quarters of the mid-term election year are the only quarters in the four year election cycle to average successive declines. In addition, the average correction in mid-term years dating back to 1934 has been 21.7%. Historical precedent suggests we should be especially wary of a possible correction beginning sometime in the second or third quarter. The markets are currently experiencing a rotational correction, but the underlying technical and conditional factors remain supportive. If these conditions deteriorate into a larger correction, it should reset investor expectations and relieve the valuation concerns, which could set the stage for much higher targets in 2015 and 2016.

1090-NLD-5/14/2014

Navigator® Tactical Fixed Income Fund

K. Sean Clark, CFA  —  Chief Investment Officer

Executive Summary

A Good Quarter for Fixed Income: Fixed income benefitted as equities stalled, and credit conditions have remained firm in the face of continued tapering and talks of interest rate hikes.

The Changing of the Guard: New Federal Reserve Chair Janet Yellen has the monumental task of reigning in quantitative easing without jeopardizing the markets and economic expansion.

Long Term Outlook: A slow and gradual shift will take place toward inflation as the fight against deflation comes to an end.

Credit Dominates Again

In our view, U.S. fixed income markets performed well in the first quarter and outperformed their equity counterparts.  The equity markets ended the quarter largely mixed as investors seemed hesitant in acting to extend the large gains of last year.  Fixed income benefited as equities stalled with the Barclays Aggregate Bond Index and High Yield Index advancing 1.84% and 2.98% respectively.

The biggest event during the first quarter and the one likely to have the longest lasting impact on the economy and markets is the changing of the guard at the Federal Reserve (the “Fed”) with Janet Yellen stepping into the role of Chair of the Board of Governors.  This Fed Chair has the monumental task of reigning in quantitative easing without jeopardizing the markets and economic expansion.  So far the market has reacted well to the Fed’s tapering activities.  In fact, since tapering was announced on December 18, 2013 the 10-year Treasury yield has declined from 2.89% to 2.72%.  The Fed has tapered their bond buying program from $85 billion a month to $55 billion a month and they appear on target to end the program by year-end.

The Fed updated their interest rate expectations and they are a bit more hawkish with a target fed funds rate of 1% at the end of 2015 and 2.25% in 2016.  As a result of the more hawkish tone coming from the Fed, the yield curve flattened with shorter maturity bond yield rising with the long end of the curve declining.  Credit conditions have remained firm even in the face of continued tapering and the Fed’s hawkish tone. Investment grade and high yield corporate debt remain well supported and seem to continue to trade with healthy bids and plenty of liquidity under the market.

The budget battles in Washington failed to derail the U.S. economy in the fall, but Mother Nature succeeded this winter. According to the National Weather Service, temperatures from December through February were the coldest in 20 years, and a blizzard prolonged winter’s grip on the Northeast through March.  The economy suffered a brief soft patch attributed to the weather, but recent data suggests to us that the economy has emerged from winter’s chill and is again heating up. That is consistent with our economic outlook as we expect the economy to continue expanding with no real threat of recession on the horizon.  Some economic highlights that suggest a pickup in growth are new recovery highs in both the Conference Board’s measure of Consumer Confidence and the Index of Leading Economic Indicators (LEI).

We have not been worried about inflation for years, in fact quite the opposite.  The real battle has been fought in trying to prevent deflation.  The Fed’s long-term inflation target is 2.0%.  With personal consumption currently running well below the Fed’s target and the very low interest rates, the battle against deflation is still raging.  However, the Fed wants inflation to pick up, and the Fed usually gets what it wants.  While we don’t expect inflation to be a problem, we do see signs of a potential shift that suggests we may be nearing an inflection point in the fight against deflation.  For example, the unemployment rate has dropped from a peak of 10.0% in October 2009 to 6.7% in March.  Meanwhile, average hourly earnings troughed at a record low of 1.3% in October 2012 and has begun to accelerate.  Average hourly earnings posted a 2.5% year-over-year growth rate in February, its fastest pace since October 2010.  The key point is that wages have risen, albeit from record low levels. While we expect the advance to be slow and gradual, at some point this trend may garner greater attention from both investors and policy makers.

Q1 2014 Portfolio Analysis

The Navigator Tactical Fixed Income Fund (the “Fund”) institutional shares gained 0.10% from its inception on March 27, 2014 through March 31, 2014.  The Barclays US High Yield Bond Index returned 0.14% and the Barclays Aggregate Bond Index lost 0.18% over the same period.

The Fund is invested fully high yield bonds.  The Fund’s primary evaluation in determining which asset class to own involves comparing the relative strength of high yield bonds versus Treasuries.  By that measure, high yield bonds remain very strong.  Throughout the first quarter, the Fund’s modeling process strongly favored high yield bonds.  Our forecast for the markets’ path this year calls for a potentially more volatile and turbulent second and third quarters.  While we continue to see evidence for that path, we believe the stresses to the credit markets during recent stock market corrections have been minimal to nonexistent.  We feel that indicates that stocks are struggling simply due to overbought and overvalued conditions, and that the underlying economy remains on solid footing.  While we are always watchful for deterioration in credit conditions that might force us to become defensive, we see no evidence of a need to become cautious at this time.

Outlook

Credit markets remain well supported given continued U.S. economic growth and lack of stress in the financial markets.  These characteristics support our preference for high yield corporate debt and suggest the low credit spread environment should continue.  Credit spreads (Barclays US High Yield Bond Index minus 10-year Treasury Yield) are bumping along at their lowest levels in decades, declining to 251 bp on March 31st.  Credit spreads have not been this low since the mid 1990s.  In addition, the average high yield bond is trading at about a 4% premium to par, but below its May 2013 peak of a 7% premium.  This does suggest that we need to be wary of risks down the road.

We feel lower quality corporate debt should continue to benefit from stronger economic growth.  On that front, it is possible that the economy will enjoy two tailwinds from fiscal policy at the federal level: less uncertainty around fiscal policy outcomes, and an easing of the fiscal drag.  Some estimates suggest that the fiscal drag in 2013 shaved as much as 1.50% off growth.  So, the fading of fiscal drag remains an important source of support this year.

High yield bonds have been in the midst of a normal seasonally strong period from December through April.  The seasonal strength has not disappointed as high yields have outperformed Treasuries in three of the past four months, sending the relative total return ratio to a new high.  If history is any guide, the second quarter could get off to a good start as historically April has been the best month for high yield outperformance over Treasuries.  High yields have outperformed Treasuries in April 72% of the time since 1988 – more than in any other month. In the past, the mean and median excess returns of 153 bp and 81 bp, respectively, have also been better than in any other month.

For now the Fund’s portfolio remains overweight in high yields and we expect to see this trend continuing as long as credit remains well supported and stress is absent from the financial markets.

1088-NLD-5/14/2014

Navigator Equity Hedged Fund

PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the period ending March 31, 2014 compared to its benchmark:

	Six Months Ended 3/31/14**	Annualized Since Inception*
Navigator Equity Hedged Fund:
Class A Class A with load of 5.50%	4.12% (1.61)%	0.07% (1.65)%
Class C Class I	3.77% 4.18%	(0.66)% 0.34%
MSCI World Index HFRX Equity Hedge Index	9.36% 5.49%	11.10% (1.59)%

________________

*Fund commenced operations on December 28, 2010.

**Not annualized.

The “MSCI World Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.

The HFRX Equity Hedge Index is designed to be representative of equity hedge strategies which maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The referenced index is shown for general market comparisons and is not meant to represent the Fund. Investors cannot invest directly in an index or benchmark; unmanaged index returns do not reflect any fees, expenses or sales charges.

The performance data quoted is historical.  Past performance is no guarantee of future results.  The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses.  The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Per the fee table in the Fund’s January 28, 2014 prospectus, the total annual operating expenses before fee waivers are 1.78%, 2.53% and 1.53% for the Fund’s Class A, Class C and Class I shares, respectively.  Class A shares are subject to a maximum sales charge of 5.50% imposed on purchases.  For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION**

Exchange Traded Funds	87.0%	Small-Cap Funds	6.6%
Sector Funds	35.1%	Exchange Traded Notes	2.4%
Country Funds	25.8%	Volatility Note	2.4%
Large-Cap Funds	11.6%	Option Contracts	2.3%
Mid-Cap Funds	7.9%	Short-Term Investments	8.3%
			100.0%

**Based on Portfolio Market Value as of March 31, 2014.  Please refer to the Fund’s Portfolio of Investments in the report for a detailed analysis of the Fund’s holdings.

Navigator Duration Neutral Bond Fund

PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the period ending March 31, 2014 compared to its benchmark:

	Six Months Ended 3/31/14**	Annualized Since Inception*
Navigator Duration Neutral Bond Fund:
Class A Class A with load of 3.75%	3.40% (0.48)%	3.40% (0.48)%
Class C Class I	3.39% 3.50%	3.39% 3.50%
Barclays Municipal Bond Index	3.65%	3.95%

________________

*Fund commenced operations on September 23, 2013.

**Not annualized.

Barclays Municipal Bond Index: Includes most investment-grade tax-exempt bonds that are issued by state and local governments.  Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical.  Past performance is no guarantee of future results.  The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses.  The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Per the fee table in the Fund’s January 28, 2014 prospectus, the total annual operating expenses before fee waivers are 4.80%, 5.55% and 4.55% for the Fund’s Class A, Class C and Class I shares, respectively.  Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION**

Municipal Bonds	75.8%
Mutual Funds	1.2%
Option Contracts	0.1%
Short-Term Investments	22.9%
100.0%

**Based on Portfolio Market Value as of March 31, 2014.  Please refer to the Fund’s Portfolio of Investments in the report for a detailed analysis of the Fund’s holdings.

Navigator Sentry Managed Volatility Fund

PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the period ending March 31, 2014 compared to its benchmark:

Since Inception*
Navigator Sentry Managed Volatility Fund:
Class A Class A with load of 3.75%	(1.60)% (5.29)%
Class C Class I	(1.60)% (1.60)%
S&P 500 Inverse Daily Index	0.10%

________________

*Fund commenced operations on March 6, 2014.

The S&P 500 Inverse Daily Index provides inverse (positive or negative) returns of the S&P 500® by taking a short position in the index.  Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical.  Past performance is no guarantee of future results.  The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses.  The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Per the fee table in the Fund’s February 3, 2014 prospectus, the total annual operating expenses before fee waivers are 1.75%, 2.50% and 1.50% for the Fund’s Class A, Class C and Class I shares, respectively.  Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION**

Exchange Traded Notes	24.9%
Options Contracts	23.3%
Short-Term Investments	51.8%
100.0%

**Based on Portfolio Market Value as of March 31, 2014.  Please refer to the Fund’s Portfolio of Investments in the report for a detailed analysis of the Fund’s holdings.

Navigator Tactical Fixed Income Fund

PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the period ending March 31, 2014 compared to its benchmark:

Since Inception*
Navigator Tactical Fixed Income Fund:
Class A Class A with load of 3.75%	0.10% (3.66)%
Class C Class I	0.10% 0.10%
Barclays US Corporate High Yield Bond Index	0.14%

________________

 *Fund commenced operations on March 27, 2014.

The Barclays U.S. Corporate High Yield Bond Index is a market value-weighted index which covers the U.S. non-investment grade fixed-rate debt market. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical.  Past performance is no guarantee of future results.  The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses.  The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Per the fee table in the Fund’s March 3, 2014 prospectus, the total annual operating expenses before fee waivers are 1.57%, 2.32% and 1.32% for the Fund’s Class A, Class C and Class I shares, respectively.  Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION**

Exchange Traded Funds	87.0%
Short-Term Investments	13.0%
100.0%

**Based on Portfolio Market Value as of March 31, 2014.  Please refer to the Fund’s Portfolio of Investments in the report for a detailed analysis of the Fund’s holdings.

Navigator Equity Hedged Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2014

Shares		Value

	EXCHANGE TRADED FUNDS - 86.5%
	COUNTRY FUNDS - 25.7%
66,034	iShares MSCI France ETF	$ 1,928,853
45,326	iShares MSCI Frontier 100 ETF	1,643,068
228,947	iShares MSCI Italy Capped ETF	4,054,651
95,698	iShares MSCI Spain Capped ETF	3,904,478
94,970	iShares MSCI Sweden ETF	3,475,902
56,789	iShares MSCI Switzerland Capped ETF	1,950,134
47,354	Market Vectors India Small-Cap Index ETF	1,702,376
168,093	WisdomTree India Earnings Fund	3,187,043
		21,846,505
	LARGE-CAP FUNDS - 11.5%
30,562	iShares S&P 500 Growth ETF	3,051,310
116,978	PowerShares S&P 500 High Beta Port ETF	3,640,355
16,644	SPDR S&P 500 ETF Trust	3,113,094
		9,804,759
	MID-CAP FUND - 7.9%
42,170	iShares Russell Mid-Cap Growth ETF	3,618,186
44,644	iShares Russell Mid-Cap Value ETF	3,068,382
		6,686,568
	SECTOR FUNDS - 34.9%
21,022	First Trust Dow Jones Internet Index Fund *	1,241,139
45,982	Health Care Select Sector SPDR Fund	2,689,487
208,249	iShares MSCI EMU ETF	8,802,685
4,491	iShares Nasdaq Biotechnology ETF	1,061,898
29,745	iShares PHLX Semiconductor ETF	2,370,379
32,411	iShares U.S. Basic Materials ETF	2,698,864
62,796	iShares U.S. Broker-Dealers ETF	2,423,926
7,890	iShares U.S. Medical Devices ETF	779,611
8,795	iShares US Aerospace & Defense ETF	960,150
11,906	iShares US Pharmaceuticals ETF	1,509,086
21,314	iShares US Technology ETF	1,940,853
19,490	Powershares QQQ Trust Series 1	1,708,883
44,320	SPDR S&P Bank ETF	1,508,653
		29,695,614
	SMALL-CAP FUNDS - 6.5%
41,196	iShares Russell 2000 Value ETF	5,605,128

	TOTAL EXCHANGE TRADED FUNDS ( Cost - $69,200,329)	73,638,574

	EXCHANGE TRADED NOTES - 2.4%
	VOLATILITY NOTE - 2.4%
27,000	iPath S&P 500 Dynamic VIX ETN *	845,370
56,000	VelocityShares Daily 2x VIX Short Term ETN *	392,560
25,000	VelocityShares Daily Inverse VIX Short Term ETN *	790,250
	TOTAL EXCHANGE TRADED NOTES ( Cost - $2,039,414)	2,028,180

The accompanying notes are an integral part of these financial statements.

Navigator Equity Hedged Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2014

Contracts ^		Value
	OPTIONS - 2.3%
	PUT OPTIONS PURCHASED - 2.3%
330	S&P 500 Index, Strike Price $1,750, Expiration Date 12/20/2014	$ 1,980,000
	TOTAL OPTIONS PURCHASED ( Cost - $2,162,528)
Shares
	SHORT-TERM INVESTMENTS - 8.3%
	MONEY MARKET FUND - 8.3%
7,030,017	Milestone Treasury Obligations Portfolio, Institutional Class, 0.00%+	7,030,017
	(Cost - $7,030,017)

	TOTAL INVESTMENTS - 99.5% ( Cost - $80,432,288) (a)	$ 84,676,771
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%	400,102
	NET ASSETS - 100.0%	$ 85,076,873

*Non-income producing.
+ Money market fund; interest rate reflects seven-day effective yield on March 31, 2014.
^ Each option contract allows the holder the option to purchase or sell 100 shares of the underlying security.
(a) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is
$80,568,412 and differs from value by net unrealized appreciation/(depreciation) of securities as follows:

	Unrealized appreciation:	$ 4,503,133
	Unrealized depreciation:	(394,774)
	Net unrealized appreciation:	$ 4,108,359

The accompanying notes are an integral part of these financial statements.

Navigator Duration Neutral Bond Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2014
Principal
Amount		Interest Rate (%)	Maturity	Value
	BONDS & NOTES - 72.5%
	MUNICIPAL BONDS - 72.5%
	CALIFORNIA - 9.3%
$ 1,545,000	State of California	7.9500	3/1/2036	$ 1,819,747
1,000,000	San Joaquin Hills Transportation Corridor Agency	0.0000	1/1/2024	764,120
				2,583,867
	CONNECTICUT - 6.3%
1,500,000	State of Connecticut	5.0000	1/1/2024	1,737,405

	FLORIDA - 7.7%
850,000	County of Broward FL Airport System Revenue	5.5000	10/1/2031	947,053
1,000,000	State of Florida	5.0000	7/1/2023	1,172,640
				2,119,693
	ILLINOIS - 1.9%
500,000	Cook County Community College District No. 508	5.1250	12/1/2038	524,635

	MISSOURI - 4.1%
525,000	City of Kansas City MO	5.0000	9/1/2024	575,699
500,000	City of Kansas City MO	5.0000	9/1/2025	545,935
				1,121,634
	NEBRASKA - 4.6%
1,150,000	Nebraska Public Power District	5.0000	1/1/2029	1,276,776

	NEW JERSEY - 4.0%
1,000,000	New Jersey State Turnpike Authority	5.0000	1/1/2029	1,107,340

	NEW YORK - 14.8%
500,000	New York City Transitional Finance Authority Future Tax Secured Revenue	5.0000	8/1/2025	573,586
1,000,000	New York City Water & Sewer System	5.0000	6/15/2029	1,111,491
1,480,000	New York State Dormitory Authority	5.0000	8/15/2027	1,668,034
675,000	New York State Thruway Authority	5.0000	3/15/2028	756,857
				4,109,968
	OHIO - 4.1%
1,000,000	State of Ohio	5.0000	9/15/2025	1,146,210

	PENNSYLVANIA - 5.7%
230,000	Philadelphia Gas Works Co.	5.0000	10/1/2037	236,169
1,240,000	Philadelphia Gas Works Co.	5.2500	8/1/2040	1,343,540
				1,579,709
	TEXAS - 4.1%
1,000,000	University of Houston	5.0000	2/15/2026	1,130,530

	VIRGINIA - 5.9%
1,420,000	Virginia College Building Authority	5.0000	2/1/2024	1,630,941

	TOTAL BONDS & NOTES ( Cost - $19,607,279)			20,068,708

The accompanying notes are an integral part of these financial statements.

Navigator Duration Neutral Bond Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
March 31, 2014
Shares		Value
	MUTUAL FUNDS - 1.1%
	CLOSED-END FUNDS - 1.1%
24,200	Nuveen Pennsylvania Investment Quality Municipal Fund, Inc.	$ 322,586
	(Cost - $314,430)
Contracts ^
	OPTIONS - 0.1%
	CALL OPTIONS PURCHASED - 0.1%
70	US 10 Year Future May 2014, Strike Price $129, Expiration Date 4/25/2014	1,094
50	US Bond Future May 2014, Strike Price $140, Expiration Date 4/25/2014	1,562
25	US Bond Future June 2014, Strike Price $140, Expiration Date 5/23/2014	3,125
	TOTAL OPTIONS PURCHASED ( Cost - $8,593)	5,781
Shares
	SHORT-TERM INVESTMENTS - 21.9%
	MONEY MARKET FUND - 21.9%
6,063,481	Fidelity Institutional Money Market Funds - Tax-Exempt Portfolio, Class I, 0.01%+	6,063,481
	(Cost - $6,063,481)

	TOTAL INVESTMENTS - 95.6% ( Cost - $25,993,783) (a)	$ 26,460,556
	OTHER ASSETS IN EXCESS OF LIABILITIES - 4.4%	1,219,036
	NET ASSETS - 100.0%	$ 27,679,592

* Non-income producing.
+ Money market fund; interest rate reflects seven-day effective yield on March 31, 2014.
^ Each option contract allows the holder the option to purchase or sell 100 shares of the underlying security.
(a) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is
$25,993,783 and differs from value by net unrealized appreciation/(depreciation) of securities as follows:
	Unrealized appreciation:	$ 469,880
	Unrealized depreciation:	(3,107)
	Net unrealized appreciation:	$ 466,773

Number of		Unrealized
Contracts		Appreciation (Depreciation)
FUTURES CONTRACTS
(60)	US 10-Year Treasury Note, expiring June 2014	$ 56,375
(Underlying face amount at value $7,410,000)
(70)	US Long Bond, expiring June 2014	(51,789)
(Underlying face amount at value $9,325,330)
	TOTAL FUTURES CONTRACTS	$ 4,586

The accompanying notes are an integral part of these financial statements.

Navigator Sentry Managed Volatility Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2014

Shares		Value

	EXCHANGE TRADED NOTES - 24.6%
	VOLATILITY NOTE - 24.6%
164,500	iPath S&P 500 Dynamic VIX ETN *	$ 5,150,495
336,000	VelocityShares Daily 2x VIX Short Term ETN *	2,355,360
150,000	VelocityShares Daily Inverse VIX Short Term ETN *	4,741,500
	TOTAL EXCHANGE TRADED NOTES ( Cost - $12,278,696)	12,247,355
Contracts ^
	OPTIONS - 23.0%
	PUT OPTIONS PURCHASED - 23.0%
1,910	S&P 500 Index, Strike Price $1,750, Expiration Date 12/20/2014	$ 11,460,000
	TOTAL OPTIONS PURCHASED ( Cost - $12,509,521)
Shares
	SHORT-TERM INVESTMENTS - 51.2%
	MONEY MARKET FUND - 51.2%
25,477,341	Milestone Treasury Obligations Portfolio, Institutional Class, 0.00%+	25,477,341
	(Cost - $25,477,341)

	TOTAL INVESTMENTS - 98.8% ( Cost - $50,265,558) (a)	$ 49,184,696
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.2%	586,389
	NET ASSETS - 100.0%	$ 49,771,085

*Non-income producing.
^ Each option contract allows the holder the option to purchase or sell 100 shares of the underlying security.
+ Money market fund; interest rate reflects seven-day effective yield on March 31, 2014.
(a) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is
$50,265,558 and differs from value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized appreciation:	$ 181,187
Unrealized depreciation:	(1,262,049)
Net unrealized depreciation:	$ (1,080,862)

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2014

Shares		Value

	EXCHANGE TRADED FUNDS - 46.5%
	DEBT FUND - 46.5%
53	iShares iBoxx $ High Yield Corporate Bond ETF	$ 5,003
121	SPDR Barclays High Yield Bond ETF	4,998
	TOTAL EXCHANGE TRADED FUNDS ( Cost - $9,988)	10,001

	SHORT-TERM INVESTMENTS - 7.0%
	MONEY MARKET FUND - 7.0%
1,500	Milestone Treasury Obligations Portfolio, Institutional Class, 0.00%+	1,500
	(Cost - $1,500)

	TOTAL INVESTMENTS - 53.5% ( Cost - $11,488) (a)	$ 11,501
	OTHER ASSETS IN EXCESS OF LIABILITIES - 46.5%	10,012
	NET ASSETS - 100.0%	$ 21,513

+ Money market fund; interest rate reflects seven-day effective yield on March 31, 2014.
(a) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is
$11,488 and differs from value by net unrealized appreciation/(depreciation) of securities as follows:

	Unrealized appreciation:	$ 13
	Unrealized depreciation:	-
	Net unrealized appreciation:	$ 13

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2014
	Navigator Equity Hedged Fund	Navigator Duration Neutral Bond Fund	Navigator Sentry Managed Volatility Fund	Navigator Tactical Fixed Income Fund

Assets:
Investments in Securities at Cost	$ 80,432,288	$ 25,993,783	$ 50,265,558	$ 11,488
Investments in Securities at Value	84,676,771	26,460,556	49,184,696	11,501
Deposit with Broker	-	1,516,732	-	-
Dividends and Interest Receivable	23,932	180,343	-	-
Receivable for Fund Shares Sold	531,298	3,338	588,963	20,000
Due from Investment Advisor	-	-	-	2,024
Due from Broker - Variation Margin	-	4,586	-	-
Prepaid Expenses and Other Assets	32,282	33,068	31,292	-
Total Assets	85,264,283	28,198,623	49,804,951	33,525

Liabilities:
Line of Credit Balance	-	500,000	-	-
Payable for Securities Purchased	-	254	-	9,988
Payable for Fund Shares Redeemed	100,400	2,392	10,577	-
Accrued Advisory Fees	62,767	15,782	17,766	-
Accrued Distribution Fees	2,598	27	-	-
Payable to Other Affiliates	7,993	576	5,523	896
Accrued Expenses and Other Liabilities	13,652	-	-	1,128
Total Liabilities	187,410	519,031	33,866	12,012

Net Assets	$ 85,076,873	$ 27,679,592	$ 49,771,085	$ 21,513

Composition of Net Assets:
At March 31, 2014, Net Assets consisted of:
Paid-in-Capital	$ 80,727,954	$ 26,899,692	$ 50,872,726	$ 21,500
Accumulated Net Investment Income (Loss)	(150,607)	496	(31,464)	-
Accumulated Net Realized Gain From Security Transactions	254,660	308,045	10,685	-
Net Unrealized Appreciation (Depreciation) on Investments and Futures Contracts	4,244,866	471,359	(1,080,862)	13
Net Assets	$ 85,076,873	$ 27,679,592	$ 49,771,085	$ 21,513

Net Asset Value Per Share
Class A Shares:
Net Assets	$ 3,645,657	$ 103	$ 10	$ 7,171
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	375,020	10	1	717
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$ 9.72	$ 10.34	$ 9.84	$ 10.01
Maximum Offering Price Per Share (Maximum sales charge of 5.50%, 3.75%, 3.75% and 3.75%, respectively)	$ 10.29	$ 10.74	$ 10.22	$ 10.40

Class C Shares:
Net Assets	$ 2,116,238	$ 70,266	$ 10	$ 7,171
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	222,831	6,818	1	717
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$ 9.50	$ 10.31	$ 9.84	$ 10.01

Class I Shares:
Net Assets	$ 79,314,978	$ 27,609,223	$ 49,771,065	$ 7,171
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	8,133,828	2,678,593	5,059,510	717
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$ 9.75	$ 10.31	$ 9.84	$ 10.01

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months or Period Ended March 31, 2014
	For the	For the	For the Period*	For the Period* *
	Six Months Ended	Six Months Ended	Ended	Ended
	March 31, 2014	March 31, 2014	March 31, 2014	March 31, 2014
	Navigator Equity Hedged Fund	Navigator Duration Neutral Bond Fund	Navigator Sentry Managed Volatility Fund	Navigator Tactical Fixed Income Fund

Investment Income:
Dividend Income	$ 495,539	$ 22,672	$ -	$ -
Interest Income	689	295,899	-	-
Total Investment Income	496,228	318,571	-	-

Expenses:
Investment Advisory Fees	333,320	158,993	24,410	-
Registration & Filing Fees	22,439	15,685	1,184	300
Transfer Agent Fees	19,945	13,054	1,512	288
Administration Fees	33,603	25,208	4,011	509
Distribution Fees:
Class C	12,014	27	-	-
Class A	4,342	-	-	-
Non 12b-1 Shareholder Service Expense	11,967	7,480	986	123
Chief Compliance Officer Fees	9,473	5,984	789	99
Printing Expense	9,971	6,277	789	115
Legal Fees	7,980	10,716	987	123
Audit Fees	7,480	2,109	1,797	249
Custody Fees	7,164	5,984	789	98
Trustees' Fees	4,488	3,740	493	66
Insurance Expense	2,393	1,247	197	33
Interest Expense	-	725	-	-
Miscellaneous Expenses	1,495	1,687	164	21
Total Expenses	488,074	258,916	38,108	2,024
Plus (Less): Expense recaptured (waived/reimbursed) by the Advisor	14,630	(47,457)	(6,644)	(2,024)
Net Expenses	502,704	211,459	31,464	-
Net Investment Income (Loss)	(6,476)	107,112	(31,464)	-

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	1,263,320	527,849	10,685	-
Futures contracts	-	(196,412)	-	-
Options Contracts	-	(23,360)	-	-
	1,263,320	308,077	10,685	-

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	2,580,461	463,622	(1,080,862)	13
Futures contracts	-	7,102	-	-
Options Contracts	(182,528)	(2,812)	-	-
	2,397,933	467,912	(1,080,862)	13

Net Realized and Unrealized Gain (Loss) on Investments	3,661,253	775,989	(1,070,177)	13

Net Increase (Decrease) in Net Assets Resulting From Operations	$ 3,654,777	$ 883,101	$ (1,101,641)	$ 13

* Commenced operations on March 6, 2014.
** Commenced operations on March 27, 2014.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Navigator Equity Hedged Fund
	For the Six Months	For the Year
	Ended	Ended
	March 31, 2014	September 30, 2013
Operations:	(Unaudited)
Net Investment Income (Loss)	$ (6,476)	$ 333,119
Net Realized Gain on Investments, Options Purchased and Options Written	1,263,320	3,082,165
Net Change in Unrealized Appreciation (Depreciation) on Investments and
Options Purchased	2,397,933	3,576,265
Net Increase in Net Assets Resulting From Operations	3,654,777	6,991,549

Distributions to Shareholders:
From net investment income:
Class A	-	(1,735)
Class I	(144,131)	(289,446)
Net Realized Gains
Class A	(100,377)	-
Class C	(71,171)	-
Class I	(2,388,335)	-
Net decrease in net assets from distributions to shareholders	(2,704,014)	(291,181)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	957,618	948,268
Class C	18,783	105,497
Class I	11,371,475	49,716,145
Distributions Reinvested:
Class A	82,344	1,431
Class C	65,090	-
Class I	2,335,501	283,165
Cost of Shares Redeemed:
Class A	(851,269)	(1,834,239)
Class C	(591,673)	(1,534,957)
Class I	(23,410,674)	(63,104,467)
Net decrease in net assets resulting from shares of beneficial interest	(10,022,805)	(15,419,157)

Decrease in Net Assets	(9,072,042)	(8,718,789)

Net Assets:
Beginning of Period	94,148,915	102,867,704
End of Period (including accumulated net investment
income (loss) of $(150,607)and $0, respectively)	$ 85,076,873	$ 94,148,915

SHARE ACTIVITY
Class A:
Shares Sold	98,915	102,963
Shares Reinvested	8,604	162
Shares Redeemed	(88,159)	(199,788)
Net increase (decrease) in shares of beneficial interest outstanding	19,360	(96,663)

Class C:
Shares Sold	1,990	11,946
Shares Reinvested	6,947	11,946
Shares Redeemed	(62,550)	(170,581)
Net decrease in shares of beneficial interest outstanding	(53,613)	(158,635)

Class I:
Shares Sold	1,175,637	5,411,885
Shares Reinvested	243,535	32,069
Shares Redeemed	(2,418,521)	(6,821,205)
Net decrease in shares of beneficial interest outstanding	(999,349)	(1,377,251)

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Duration Neutral Bond Fund
	For the Six Months	For the Period*
	Ended	Ended
	March 31, 2014	September 30, 2013
Operations:	(Unaudited)
Net Investment Income (Loss)	$ 107,112	$ (1,392)
Net Realized Gain (Loss) on Futures Contracts	308,077	(32)
Net Change in Unrealized Appreciation on Investments and Futures Contracts	467,912	3,447
Net Increase in Net Assets Resulting From Operations	883,101	2,023

Distributions to Shareholders:
From net investment income:
Class C	(195)	-
Class I	(105,029)	-
Net decrease in net assets from distributions to shareholders	(105,224)	-

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	-	100
Class C	70,000	100
Class I	35,290,766	7,000,100
Distributions Reinvested:
Class A	-	-
Class C	195	-
Class I	98,821	-
Cost of Shares Redeemed:
Class A	-	-
Class C	-	-
Class I	(15,560,390)	-
Net increase in net assets resulting from shares of beneficial interest	19,899,392	7,000,300

Increase in Net Assets	20,677,269	7,002,323

Net Assets:
Beginning of Period	7,002,323	-
End of Period (including accumulated net investment
loss of $691 and $1,392, respectively)	$ 27,679,592	$ 7,002,323

SHARE ACTIVITY
Class A:
Shares Sold	-	10
Shares Reinvested	-	-
Shares Redeemed	-	-
Net increase in shares of beneficial interest outstanding	-	10

Class C:
Shares Sold	6,789	10
Shares Reinvested	19	-
Shares Redeemed	-	-
Net increase in shares of beneficial interest outstanding	6,808	10

Class I:
Shares Sold	3,516,430	700,010
Shares Reinvested	9,604	-
Shares Redeemed	(1,547,451)	-
Net increase in shares of beneficial interest outstanding	1,978,583	700,010

* Commenced operations on September 23, 2013.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Sentry Managed Volatility Fund	Navigator Tactical Fixed Income Fund
	For the Period*	For the Period**
	Ended	Ended
	March 31, 2014	March 31, 2014
Operations:	(Unaudited)	(Unaudited)
Net Investment Loss	$ (31,464)	$ -
Net Realized Gain on Investments	10,685	-
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,080,862)	13
Net Increase in Net Assets Resulting From Operations	(1,101,641)	13

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	10	7,167
Class C	10	7,167
Class I	51,379,157	7,166
Cost of Shares Redeemed:
Class A	-	-
Class C	-	-
Class I	(506,451)	-
Net increase in net assets resulting from shares of beneficial interest	50,872,726	21,500

Increase in Net Assets	49,771,085	21,513

Net Assets:
Beginning of Period	-	-
End of Period (including accumulated net investment
loss of $31,464 and $0)	$ 49,771,085	$ 21,513

SHARE ACTIVITY
Class A:
Shares Sold	1	717
Shares Reinvested	-	-
Shares Redeemed	-	-
Net increase in shares of beneficial interest outstanding	1	717

Class C:
Shares Sold	1	717
Shares Reinvested	-	-
Shares Redeemed	-	-
Net increase in shares of beneficial interest outstanding	1	717

Class I:
Shares Sold	5,109,739	717
Shares Reinvested	-	-
Shares Redeemed	(50,229)	-
Net increase in shares of beneficial interest outstanding	5,059,510	717

* Commenced operations on March 6, 2014.
** Commenced operations on March 27, 2014.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.
	Navigator Equity Hedged Fund - Class A
	For the		For the		For the		For the Period
	Six Months Ended		Year Ended		Year Ended		December 28, 2010 * to
	March 31, 2014		September 30, 2013		September 30, 2012		September 30, 2011
	(Unaudited)
Net Asset Value, Beginning of Period	$ 9.61		$ 9.00		$ 8.32		$ 10.00
From Operations:
Net investment income (loss) (a)	(0.01)		0.01		(0.00)	(g)	0.01
Net gain (loss) from securities
(both realized and unrealized)	0.40		0.60		0.41		(1.41)
Total from operations	0.39		0.61		0.41		(1.40)
Distributions to shareholders from:
net investment income	-		(0.00)	(g)	(0.01)		-
net realized gains	(0.28)		(0.00)		(0.28)		(0.28)
Total distributions	(0.28)		(0.00)		(0.29)		(0.28)

Net Asset Value, End of Period	$ 9.72		$ 9.61		$ 8.44		$ 8.32

Total Return (b)	4.12%	(d)	6.83%		4.79%		(14.00)%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 3,646		$ 3,420		$ 4,071		$ 4,587
Ratio of expenses to average net assets,
before reimbursement	1.31%	(e)	1.31%	(e)	1.37%	(e)	4.99%	(c)(e)
net of reimbursement	1.35%	(e)(h)	1.35%	(e)(h)	1.35%	(e)	1.35%	(c)(e)
Ratio of net investment income (loss) to average net assets	(0.21)%	(f)	0.10%	(f)	(0.05)%	(f)	0.20%	(c)(f)
Portfolio turnover rate	144%	(d)	446%		486%		380%	(d)
	Navigator Equity Hedged Fund - Class C
	For the		For the		For the		For the Period
	Six Months Ended		Year Ended		Year Ended		December 28, 2010 * to
	March 31, 2014		September 30, 2013		September 30, 2012		September 30, 2011
	(Unaudited)
Net Asset Value, Beginning of Period	$ 9.43		$ 8.89		$ 8.55		$ 10.00
From Operations:
Net investment income (loss) (a)	(0.05)		(0.06)		(0.08)	(g)	(0.04)
Net gain (loss) from securities
(both realized and unrealized)	0.40		0.60		0.42		(1.41)
Total from operations	0.35		0.54		0.34		(1.45)

Distributions to shareholders from:
net realized gains	(0.28)		-		-		-
Total distributions	(0.28)		-		-		-

Net Asset Value, End of Period	$ 9.50		$ 9.43		$ 8.89		$ 8.55

Total Return (b)	3.77%	(d)	6.07%		3.98%		(14.50)%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 2,116		$ 2,608		$ 3,869		$ 3,367
Ratio of expenses to average net assets,
before reimbursement	2.06%	(e)	2.06%	(e)	2.12%	(e)	3.46%	(c)(e)
net of reimbursement	2.10%	(e)(h)	2.10%	(e)(h)	2.10%	(e)	2.10%	(c)(e)
Ratio of net investment income (loss) to average net assets	(0.99)%	(f)	(0.68)%	(f)	(0.87)%	(f)	(0.55)%	(c)(f)
Portfolio turnover rate	144%	(d)	446%		486%		380%	(d)
__________
* Commencement of operations.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).
(c) Annualized.
(d) Not annualized.
(e) Does not include the expenses of other investment companies in which the Fund invests.
(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(g) Per share amount represents less than $0.01 per share.
(h) Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.
	Navigator Equity Hedged Fund - Class I
	For the		For the		For the		For the Period
	Six Months Ended		Year Ended		Year Ended		December 28, 2010 * to
	March 31, 2014		September 30, 2013		September 30, 2012		September 30, 2011
	(Unaudited)
Net Asset Value, Beginning of Period	$ 9.65		$ 9.03		$ 8.62		$ 10.00
From Operations:
Net investment income (loss) (a)	-	(g)	0.03		0.02		0.03
Net gain (loss) from securities
(both realized and unrealized)	0.40		0.62		0.41		(1.41)
Total from operations	0.40		0.65		0.43		(1.38)
Distributions to shareholders from:
net investment income	(0.02)		(0.03)		(0.02)		-
net realized gains	(0.28)		(0.00)		-		-
Total distributions	(0.30)		(0.03)		(0.02)		-

Net Asset Value, End of Period	$ 9.75		$ 9.65		$ 9.03		$ 8.62

Total Return (b)	4.18%	(d)	7.19%		5.04%		(13.80)%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 79,315		$ 88,121		$ 94,928		$ 34,810
Ratio of expenses to average net assets,
before reimbursement	1.06%	(c)(e)	1.06%	(e)	1.11%	(e)	1.85%	(c)(e)
net of reimbursement	1.10%	(c)(e)(h)	1.10%	(e)(h)	1.10%	(e)	1.10%	(c)(e)
Ratio of net investment income (loss) to average net assets	0.02%	(c)(f)	0.37%	(f)	0.17%	(f)	0.39%	(c)(f)
Portfolio turnover rate	144%	(d)	446%		486%		380%	(d)
__________
* Commencement of operations.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).
(c) Annualized.
(d) Not annualized.
(e) Does not include the expenses of other investment companies in which the Fund invests.
(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(g) Per share amount represents less than $0.01 per share.
(h) Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.
	Navigator Duration Neutral Bond Fund - Class A				Navigator Duration Neutral Bond Fund - Class C
	For the		For the Period		For the		For the Period
	Six Months Ended		September 23, 2013* to		Six Months Ended		September 23, 2013* to
	March 31, 2014		September 30, 2013		March 31, 2014		September 30, 2013
	(Unaudited)				(Unaudited)
Net Asset Value, Beginning of Period	$ 10.00		$ 10.00		$ 10.00		$ 10.00
From Operations:
Net investment income (loss) (a)	0.10		(0.00)	(g)	-	(g)	(0.00)	(g)
Net gain (loss) from securities
(both realized and unrealized)	0.24		(0.00)	(g)	0.34		(0.00)	(g)
Total from operations	0.34		(0.00)		0.34		(0.00)
Distributions to shareholders from:
net investment income	-		-		(0.03)		-
Total distributions	-		-		(0.03)		-

Net Asset Value, End of Period	$ 10.34		$ 10.00		$ 10.31		$ 10.00

Total Return (b)	3.40%	(d)	0.00%	(d)	3.39%	(d)	0.00%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 103	(i)	$ 100	(i)	$ 70		$ 100	(i)
Ratio of expenses to average net assets,
before reimbursement	2.28%	(c)(e)	4.61%	(c)	3.03%	(c)(e)	5.36%	(c)
net of reimbursement	1.90%	(c)(e)	1.90%	(c)	2.65%	(c)(e)	2.65%	(c)
Ratio of net investment income (loss) to average net assets	(0.06)%	(c)(f)	(1.90)%	(c)	(0.06)%	(c)(f)	(2.65)%	(c)
Portfolio turnover rate	162%	(d)	0%	(d)	162%	(d)	0%	(d)
	Navigator Duration Neutral Bond Fund - Class I
	For the		For the Period
	Six Months Ended		September 23, 2013* to
	March 31, 2014		September 30, 2013
	(Unaudited)
Net Asset Value, Beginning of Period	$ 10.00		$ 10.00
From Operations:
Net investment income (loss) (a)	0.04		(0.00)	(g)
Net gain (loss) from securities
(both realized and unrealized)	0.31		(0.00)	(g)
Total from operations	0.35		(0.00)
Distributions to shareholders from:
net investment income	(0.04)		-
Total distributions	(0.04)		-

Net Asset Value, End of Period	$ 10.31		$ 10.00

Total Return (b)	3.50%	(d)	0.00%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 27,609		$ 7,002
Ratio of expenses to average net assets,
before reimbursement	2.03%	(c)(e)	4.36%	(c)
net of reimbursement	1.65%	(c)(e)	1.65%	(c)
Ratio of net investment income (loss) to average net assets	0.84%	(c)(f)	(1.64)%	(c)
Portfolio turnover rate	162%	(d)	0%	(d)
__________
* Commencement of operations.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).
(c) Annualized.
(d) Not annualized.
(e) Does not include the expenses of other investment companies in which the Fund invests.
(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(g) Per share amount represents less than $0.01 per share.
(h) Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(i) Amount is actual; not presented in thousands.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Navigator Sentry Managed Volatility Fund - Class A		Navigator Sentry Managed Volatility Fund - Class C		Navigator Sentry Managed Volatility Fund - Class I
	For the Period		For the Period		For the Period
	March 6, 2014* to		March 6, 2014* to		March 6, 2014* to
	March 31, 2014		March 31, 2014		March 31, 2014
	(Unaudited)		(Unaudited)		(Unaudited)
Net Asset Value, Beginning of Period	$ 10.00		$ 10.00		$ 10.00
From Operations:
Net investment income (loss) (a)	-	(g)	-	(g)	(0.01)
Net gain (loss) from securities
(both realized and unrealized)	(0.16)		(0.16)		(0.15)
Total from operations	(0.16)		(0.16)		(0.16)
Distributions to shareholders from:
net investment income			-		-
Total distributions	-		-		-

Net Asset Value, End of Period	$ 9.84		$ 9.84		$ 9.84

Total Return (b)	(1.60)%	(d)	(1.60)%	(d)	(1.60)%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 10	(i)	$ 10	(i)	$ 49,771
Ratio of expenses to average net assets,
before reimbursement	1.72%	(c)(e)	2.47%	(c)(e)	1.51%	(c)(e)
net of reimbursement	1.50%	(c)(e)	2.25%	(c)(e)	1.25%	(c)(e)
Ratio of net investment income (loss) to average net assets	(1.50)%	(c)(f)	(2.25)%	(c)(f)	(1.05)%	(c)(f)
Portfolio turnover rate	17%	(d)	17%	(d)	17%	(d)
	Navigator Tactical Fixed Income Fund - Class A		Navigator Tactical Fixed Income Fund - Class C		Navigator Tactical Fixed Income Fund - Class I
	For the Period		For the Period		For the Period
	March 27, 2014* to		March 27, 2014* to		March 27, 2014* to
	March 31, 2014		March 31, 2014		March 31, 2014
	(Unaudited)		(Unaudited)		(Unaudited)
Net Asset Value, Beginning of Period	$ 10.00		$ 10.00		$ 10.00
From Operations:
Net investment income (loss) (a)	-		-		-
Net gain (loss) from securities
(both realized and unrealized)	0.01		0.01		0.01
Total from operations	0.01		0.01		0.01
Distributions to shareholders from:
net investment income	-		-		-
Total distributions	-		-		-

Net Asset Value, End of Period	$ 10.01		$ 10.01		$ 10.01

Total Return (b)	0.10%	(d)	0.10%	(d)	0.10%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 7		$ 7		$ 7
Ratio of expenses to average net assets,
before reimbursement	16,295%	(c)(e)	16,295%	(c)(e)	16,295%	(c)(e)
net of reimbursement	1.50%	(c)(e)	2.25%	(c)(e)	1.25%	(c)(e)
Ratio of net investment income (loss) to average net assets	(1.50)%	(c)(f)	(2.25)%	(c)(f)	(1.25)%	(c)(f)
Portfolio turnover rate	0%	(d)	0%	(d)	0%	(d)
__________
* Commencement of operations.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).
(c) Annualized.
(d) Not annualized.
(e) Does not include the expenses of other investment companies in which the Fund invests.
(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(g) Per share amount represents less than $0.01 per share.
(h) Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(i) Amount is actual; not presented in thousands.

The accompanying notes are an integral part of these financial statements.

Navigator Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited)

March 31, 2014

1.

    ORGANIZATION

Navigator Equity Hedged Fund (“Equity Fund”), Navigator Duration Neutral Bond Fund (“Bond Fund”), Navigator Sentry Managed Volatility Fund (“Sentry Fund”) and Navigator Tactical Fixed Income Fund (“Tactical Fund”) are series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005 (the Equity Fund, Bond Fund, Sentry Fund and Tactical Fund are each a “Fund” and collectively the “Funds”).  The Funds are registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as non-diversified open-end management investment companies except the Equity Fund which is a diversified series.  Each Fund offers three classes of shares designated as Class A, Class C and Class I.  Class A shares are offered at net asset value plus a maximum sales charge of 5.50%, 3.75%, 3.75% and 3.75% of the Equity Fund, Bond Fund, Sentry Fund and Tactical Fund, respectively. Class C and Class I shares are offered at net asset value.  Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges.  The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.  The primary investment objective of the Equity Fund, which commenced operations on December 28, 2010, is long-term capital appreciation.  The primary investment objective of the Bond Fund, which commenced operations on September 23, 2013, is to maximize total return, which is comprised of income and capital appreciation, while hedging interest rate exposure.  The primary investment objective of the Sentry Fund, which commenced operations on March 6, 2014, is negative correlation to the U.S. equity markets, including positive returns in unfavorable equity markets.  The primary investment objective of the Tactical Fund, which commenced operations on March 27, 2014, is to seek total return with a secondary goal of current income.

2.

    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.   Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Navigator Funds

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

March 31, 2014

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Navigator Funds

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

March 31, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2014 for the Funds’ assets and liabilities measured at fair value:

Equity Fund
Assets**	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 73,638,573	$ -	$ -	$ 73,638,573
Exchange Traded Notes	2,028,180	-	-	$ 2,028,180
Purchased Put Options	1,980,000	-	-	$ 1,980,000
Short-Term Investments	7,030,017	-	-	$ 7,030,017
Total	$ 84,676,770	$ -	$ -	$ 84,676,770

Bond Fund
Assets**	Level 1	Level 2	Level 3	Total
Bonds & Notes	$ -	$ 20,068,708	$ -	$ 20,068,708
Mutual Funds	322,586	-	-	$ 322,586
Purchased Call Options	5,781	-	-	$ 5,781
Short-Term Investments	6,063,481	-	-	$ 6,063,481
Futures Contracts*	4,586	-	-	$ 4,586
Total	$ 6,396,434	$ 20,068,708	$ -	$ 26,465,142

Sentry Fund
Assets**	Level 1	Level 2	Level 3	Total
Exchange Traded Notes	$ 12,247,355	$ -	$ -	$ 12,247,355
Purchased Put Options	11,460,000	-	-	$ 11,460,000
Short-Term Investments	25,477,341	-	-	$ 25,477,341
Total	$ 49,184,696	$ -	$ -	$ 49,184,696

Tactical Fund
Assets**	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 10,001	$ -	$ -	$ 10,001
Short-Term Investments	1,500	-	-	$ 1,500
Total	$ 11,501	$ -	$ -	$ 11,501

*Includes cumulative unrealized gain on futures contracts open at March 31, 2014.

The Funds did not hold any Level 3 securities during the period.

There were no transfers between Level 1, Level 2 and Level 3 during the current period presented.  It is the Funds’ policy to record transfers between fair value levels at the end of the reporting period.

**Refer to the Portfolio of Investments for industry classifications.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Underlying funds that are open-end are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Navigator Funds

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

March 31, 2014

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

ETF, Mutual Fund and Exchange Traded Note (“ETN”) Risk - ETFs, mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by each Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Futures – The Bond Fund is subject to interest rate risk in the normal course of pursuing its investment objective.  To manage interest rate risk, the Bond Fund may enter into futures contracts.  Upon entering into a futures contract with a broker, the Bond Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which are classified as deposit with broker in the accompanying Statements of Assets and Liabilities.  Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account.  Periodically, the Bond Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account.  When a contract is closed, the Bond Fund recognizes a realized gain or loss.  Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.  With futures contracts, there is minimal counterparty credit risk to the Bond Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.  Futures contracts outstanding at period end are listed after the Bond Fund’s Portfolio of Investments.

Option Transactions – The Funds are subject to equity price risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk.  When a Fund writes put and call options, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio.  If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for Funds.  As of March 31, 2014, the amount of unrealized appreciation and realized loss on futures contracts subject to interest rate risk in the Bond Fund amounted to $4,586 and $196,412, respectively.  As of March 31, 2014, the amount of unrealized depreciation on options contracts subject to equity contract risk in the Equity Fund amounted to $182,528.

Navigator Funds

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

March 31, 2014

Offsetting of Financial Assets and Derivative Assets –

The Funds’ policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative.  During the six months ended March 31, 2014, the Funds were not subject to any master netting arrangements.  The following table shows additional information regarding the offsetting of assets and liabilities at March 31, 2014.

                                                                                   Bond Fund:

Assets:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged/Received	Net Amount
Futures contracts	$ 56,375	$ (51,789)	$ 4,586	$ -	$ 4,586	$ -
Total	$ 56,375	$ (51,789)	$ 4,586	$ -	$ 4,586	$ -

Liabilities:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged/Received	Net Amount
Futures contracts	$ 51,789	$ (51,789)	$ -	$ -	$ -	$ -
Total	$ 51,789	$ (51,789)	$ -	$ -	$ -	$ -

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Credit Facility – The Advisor has entered into a revolving line of credit agreement with Pershing Prime Services, on behalf of the Bond Fund, for investment purposes subject to the limitations of the 1940 Act for borrowings. The maximum amount of borrowing allowed under the agreement is 5% of the Fund’s gross assets.  Borrowings under this agreement bear interest at a rate equal to the London Interbank Offered Rate plus 1.15%, per annum, on the principal balance outstanding. During the six months ended March 31, 2014, the Fund incurred $725 of interest expense related to the borrowings.  As of March 31, 2014, the outstanding balance was $500,000. The average daily balance outstanding during the six months ended March 31, 2014, was $643,516 at a weighted average interest rate of 1.30%. The maximum face amount of borrowings outstanding at any month-end during the six months ended March 31, 2014 was $1,250,000.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2012), or expected to be taken in the Funds’ 2013 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Nebraska.  The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Navigator Funds

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

March 31, 2014

Distributions to Shareholders – Dividends from investment income are declared and paid annually for the Equity Fund, Sentry Fund and Tactical Fund and declared and paid quarterly for the Bond Fund, and are recorded on the ex-dividend date.  The Funds will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.

    ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Clark Capital Management Group, Inc. serves as the Funds’ Investment Advisor (the “Advisor”).  The Advisor pays Main Point Advisors, Inc, the sub-advisor to the Bond Fund, a portion of its advisory fee.  The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  A Trustee and certain officers of the Funds are also officers of GFS and are not paid any fees directly by the Funds for serving in such capacities.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Funds, the Advisor under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Equity Fund, 1.25% of the average daily net assets of the Bond Fund and 0.85% of the average daily net assets of the Sentry Fund and Tactical Fund.  For the six months or period ended March 31, 2014, the Advisor earned advisory fees of $333,320, $158,993, $24,410, and $0 for the Equity Fund, Bond Fund, Sentry Fund and Tactical Fund, respectively.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit the Funds’ expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) at least until the expiration dates specified below and will not exceed the following levels of the average daily net assets attributable to each class of shares:

Navigator Funds

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

March 31, 2014

Waivers and expense payments may be recouped by the Advisor from the Funds, to the extent that overall expenses fall below the expense limitation amounts listed above, within three years of when the amounts were waived.  During the six months period ended March 31, 2014, the Advisor recaptured fees of $14,630 from the Equity Fund and waived/reimbursed fees of $36,957, $0 and $2,024 on the Bond Fund, Sentry Fund and Tactical Fund, respectively.  As of September 30, 2013, $113,174 of fees waived are subject to recapture by the Advisor for the Equity Fund, $105,442 of which expire on September 30, 2014 and $7,732 which expire on September 30, 2015, $2,299 of fees waived related to the Bond Fund are subject to recapture by the Advisor, which expire on September 30, 2016.

Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Funds.

Amounts due to GFS for these various services as of March 31, 2014 are reported in the Statements of Assets and Liabilities as “Payable to other affiliates.”

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) for Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services.  Under the Plans, the Funds may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares for such distribution and shareholder service activities.  For the six months or period ended March 31, 2014, the Equity Fund incurred distribution fees of $4,342 and $12,014 for Class A shares and Class C shares, respectively, and  Bond Fund incurred distribution fees of $0 and $27 for Class A shares and Class C shares, respectively.  The Sentry Fund and Tactical Fund did not incur any fees under the Plans for the six month period ended March 31, 2014.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  For the six months period ended March 31, 2014, the Distributor received $770 in underwriting commissions for sales of Class A shares, of which $77 was retained by the principal underwriter or other affiliated broker-dealers.

During the six month period ended March 31, 2014, Grant Williams L.P. (“GWLP”), a registered broker/dealer and an affiliate of the Advisor, executed trades on behalf of the Bond Fund and received commissions of $732.

Navigator Funds

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

March 31, 2014

4.

    INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the six months or period ended March 31, 2014, amounted to $117,810,495, $129,434,137, respectively, for the Equity Fund, $46,151,852 and $28,271,855, respectively, for the Bond Fund, $14,420,038 and $2,141,342, respectively, for the Sentry Fund and $9,988 and $0, respectively, for the Tactical Fund.

5.

    DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended September 30, 2013 and September 30, 2012 was as follows:

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation/(depreciation) and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market treatment on open futures contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Bond Fund incurred and elected to defer such late year losses of $1,392.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Bond Fund incurred and elected to defer such capital losses of $2,548.

Permanent book and tax differences, primarily attributable to the reclass of ordinary income distributions, and adjustments for partnerships, resulted in reclassification for the period ended September 30, 2013 as follows:

Navigator Funds

NOTES TO FINANCIAL STATEMENTS (Continued)(Unaudited)

March 31, 2014

6.

    CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)9 of the 1940 Act.  As of March 31, 2014, the Advisor held 100% of the voting securities of the Tactical Fund.

7.

    SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Navigator Funds

DISCLOSURE OF FUND EXPENSES (Unaudited)

March 31, 2014

As a shareholder of the Funds you incur two types of costs: (1) transaction costs (such as front-end loads and redemption fees) and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time beginning October 1, 2013 and held through March 31, 2014.

Actual Expenses:  The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes:  The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Navigator Equity Hedged Fund and Navigator Duration Neutral Bond Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end sales charges (loads).  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual			Hypothetical (5% return before expenses)
Class A	Fund's Annualized Expense Ratio	Beginning Account Value 10/1/13 or Inception^	Ending Account Value 3/31/14	Expenses Paid During Period*		Ending Account Value 3/31/14	Expenses Paid During Period*
Navigator Equity Hedged Fund	1.35%	$1,000.00	$1,041.20	$6.87		$1,018.20	$6.79
Navigator Duration Neutral Bond Fund	1.90%	$1,000.00	$1,034.00	$9.64		$1,015.46	$9.55
Navigator Sentry Managed Volatility Fund	1.50%	$1,000.00	$984.00	$0.90	**	$1,017.45	$7.54
Navigator Tactical Fixed Income Fund	1.50%	$1,000.00	$1,001.00	$0.16	***	$1,017.45	$7.54

Class C
Navigator Equity Hedged Fund	2.10%	$1,000.00	$1,037.70	$10.67		$1,014.46	$10.55
Navigator Duration Neutral Bond Fund	2.65%	$1,000.00	$1,033.90	$13.44		$1,011.72	$13.29
Navigator Sentry Managed Volatility Fund	2.25%	$1,000.00	$984.00	$1.35	**	$1,013.71	$11.30
Navigator Tactical Fixed Income Fund	2.25%	$1,000.00	$1,001.00	$0.25	***	$1,013.71	$11.30

Class I
Navigator Equity Hedged Fund	1.10%	$1,000.00	$1,041.80	$5.60		$1,019.45	$5.54
Navigator Duration Neutral Bond Fund	1.65%	$1,000.00	$1,035.00	$8.37		$1,016.70	$8.30
Navigator Sentry Managed Volatility Fund	1.25%	$1,000.00	$984.00	$0.75	**	$1,018.70	$6.29
Navigator Tactical Fixed Income Fund	1.25%	$1,000.00	$1,001.00	$0.14	***	$1,018.70	$6.29

^ Inception dates are March 6, 2014 for the Sentry Fund and March 27, 2014 for the Tactical Fund.

* Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the six-month period ended March 31, 2014 (182) divided by the number of days in the fiscal year (365).

** Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period ended March 31, 2014 (22) divided by the number of days in the fiscal year (365).

*** Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period ended March 31, 2014 (4) divided by the number of days in the fiscal year (365).

ADDITIONAL INFORMATION (Unaudited)

Renewal of Advisory Agreements – Navigator Equity Hedged Fund*

Navigator Equity Hedged Fund (Adviser-Clark Capital Management Group, Inc.)

 In connection with the regular meeting held on November 12-13, 2013 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Clark Capital Management Group, Inc.  (“Clark”) and the Trust, with respect to the Navigator Equity Hedged Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees noted that Clark currently manages approximately $2.1 billion in assets for individuals, corporations, foundations and retirement plans, predominately through separately managed accounts and more recently through mutual funds.  The Board reviewed the background information provided on the key personnel responsible for managing the Fund and expressed its satisfaction with Clark’s years of experience in creating, implementing, managing and overseeing mutual funds in the 1940 Act space.  The Board acknowledged that Clark’s investment selection of the Fund’s holdings is based on Clark’s proprietary “Relative Strength” models, technical analysis, credit analysis and individual equities.   The Trustees noted that Clark utilizes the input of an investment committee, comprised of the firm’s most experienced financial personnel, that meets weekly to analyze the models and various other research reports to measure the health of the investments for entry points and confirmation of standard moving averages.  While not all risks can be eliminated the Board appreciated that Clark identified and approached key risks such as utilizing ETF’s to help with diversification and the use of “volatility” as an asset class and risk overlay to reduce correlation spikes during volatility.  The Trustees reviewed Clark’s compliance policies and procedures noting that it provides daily compliance monitoring with the Fund’s limitations.   The Board reviewed Clark’s broker-dealer selection process and was satisfied that Clark is approaching its best execution practices responsibly and achieving best execution for the Fund.  The Trustees revisited their discussion from June 2013 regarding Clark’s 2010-2011 SEC examination, but again noted the results did not impact the mutual funds and that they were satisfied with the enhancements Clark made to its compliance policies and procedures.   While two minor litigation issues were reported and reviewed, the Board agreed they were not material.  The Trustees considered their previous experience with Clark, and its focus on adding value to investors through innovative strategies. The Board concluded Clark has the qualifications to continue to provide high quality service to the Fund and its shareholders.

Performance.  The Trustees discussed the Fund’s performance relative to its peer group and Morningstar category average.  They noted the Fund’s positive returns over the 1 year period; 6.83%.  Despite the Fund’s positive performance, however, the Trustees noted it underperformed both the peer group (10.04%) and Morningstar category (9.14%).  They noted positively that the Fund is ranked 59/222 among the funds in its Morningstar category.  The Trustees agreed that the Fund has performed reasonably well as evidenced by the most recent 1 year performance presented.  They considered that the relatively short period of performance may hinder the full evaluation of the Fund’s strategy, as a full market cycle may be required in order to show strong/representative performance.  The Trustees concluded that over a longer cycle, if international positions indeed perform better than domestic as expected by Clark, they anticipate seeing the benefits of this strategy to shareholders.  The Board concluded that performance was reasonable.

ADDITIONAL INFORMATION (Unaudited)(Continued)

Fees and Expenses. The Board discussed the Fund’s management fee and expense ratio; 0.75% and 1.78%, respectively.  The Trustees compared the fee and expense ratio to the Morningstar category average (1.27% and 1.94%, respectively) and peer group average (1.18% and 1.83%, respectively).  They noted that although the management fee is higher than the benchmark averages, the expense ratio is competitive.  The Trustees considered that Clark anticipates renewing the Fund’s expense limitation agreement.  Overall, the Trustees agreed that the Fund’s management fee and expense ratio are very competitive relative to its peers.  After discussion, it was the consensus of the Board that the fee and overall expense ratio were reasonable.

Economies of Scale. The Trustees acknowledged that Clark has indicated that it will consider breakpoints when the Fund reaches $250 million in assets, and agreed that the Board will continue to monitor the Fund’s asset level.  After discussion, it was the consensus of that based on the current size of the Fund, while economies had not been reached at this time, the matter of economies of scale would be revisited at the next renewal of the agreement and as the Fund’s size materially increases.

Profitability. The Board considered Clark’s profitability in connection with its relationship with the Fund.  They noted that Clark reported a modest net profit from its service to the Fund.  The Trustees further noted that Clark had not received any additional benefits or payments in connection with its relationship with the Fund.  They concluded that, based on their review of the profitability analysis provided by Clark, it does not appear that Clark was excessively profitable from its relationship with the Fund.

Conclusion.  Having requested and received such information from Clark as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee is reasonable and that renewal of the agreement is in the best interests of the shareholders of Navigator Equity Hedged Fund.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

ADDITIONAL INFORMATION (Unaudited)(Continued)

Approval of Advisory Agreements – Navigator Duration Neutral Bond Fund*

Navigator Duration Neutral Bond Fund (Advisor – Clark Capital Management Group, Inc.)

In connection with the regular meetings held on May 21-22, 2013 and June 19-20, 2013 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Clark Capital Management Group, Inc. (“Clark”) and the Trust, with respect to Navigator Duration Neutral Bond Fund  (the “Fund”). The Trustees also discussed the approval of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Clark and Main Point Advisors, Inc. (“Main Point”), with respect to the Fund.  In considering the approval of the Advisory Agreement and Sub-Advisory Agreement, the Trustees received materials specifically relating to the Advisory and Sub-Advisory Agreements.

Counsel assisted the Trustees throughout the Advisory and Sub-Advisory Agreements review process.  The Trustees relied upon the advice of Counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Sub-Advisory Agreements and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory and Sub-Advisory Agreements.  The Trustees relied upon and confirmed their deliberations from the May meeting in their review of Clark as an advisor and Main Point as sub-advispr to the Fund.

Nature, Extent and Quality of Service.  The Trustees noted Clark’s long history as an investment advisor, having registered in 1986, and further noted it manages approximately $2.3 billion in assets for high net worth individuals, trust, endowments, employee benefit plans, and corporations.  The Trustees reviewed the background information provided on the key personnel that will be responsible for managing the Fund and were satisfied with their years of experience in creating, implementing and managing mutual funds, and viewed their overall experience as a positive.  They considered Clark’s role, relative to that of the sub-advisor, noting it will manage and supervise Main Point, and will be responsible for the mutual fund oversight, daily trade activity and assisting the sub-advisor with all other compliance items related to 1940 Act regulations, investment limitations and adherence to the Fund’s prospectus.  The Trustees discussed a 2010-2011 SEC compliance examination of Clark, and were satisfied with the enhancements Clark made to its compliance policies and procedures.  The Trustees recognized that the sub-advisor’s chief-investment officer’s successful past and reputation managing hedge funds along with Clark’s experience in operating and managing mutual funds, when combined, has the potential to provide high quality service to the Fund and meet the expectations of the Trustees.

Performance.   The Trustees determined the Fund presents a relatively new strategy and noted the relevance of the performance information provided is not optimal.  They considered that Clark had acknowledged that the strategy related to the performance information provided in both Clark’s and Main Point’s 15(c) material, is not sufficiently similar to be informative relative to the Fund, but noted it was provided to show Clark’s confidence in the portfolio manager and his understanding of the market place and sophisticated techniques required to generate successful returns.  After discussion, the Trustees concluded they have a reasonable expectation that Clark will be able to provide returns in line with the Fund’s objectives.

ADDITIONAL INFORMATION (Unaudited)(Continued)

Fees and Expenses.  The Trustees noted Clark proposed to charge 1.25% advisory fee with 0.625% to be paid to the sub-advisor.  They compared the proposed fee to that of the Morningstar Non-Traditional Bond Category and the Fund’s peer group noting the proposed fee is higher than the average of both benchmarks, 0.78% and 0.85%, respectively, but not the highest within the two benchmarks.  They noted the Fund’s estimated expense ratio, 1.90%, was also higher than the average net expense ratio of its peer group, 1.20%, and Morningstar Category, 1.37%.  With respect to the peer group, the Trustees noted the peer group provided was quite small due to the unique and complex nature of the strategy.  The Trustees concluded, notwithstanding the dissimilarities and limitations of the peer group, the Fund provides a sophisticated hedge fund like strategy not otherwise available in the market place and, therefore, the value shareholders may realize from this hedge fund type strategy could reasonably demand a premium fee.

Economies of Scale.  The Trustees noted Clark has an expense cap in place which provides shareholders an immediate benefit from limited exposure to higher expenses.  They further noted Clark has agreed to discuss breakpoints once the Fund reaches $250 million.  The Trustees concluded that discussions of breakpoints at higher asset levels were appropriate and agreed to revisit the issue as the Fund’s asset levels grow.

Profitability.  The Trustees reviewed Clark’s profitability analysis and noted modest estimated profits in actual dollars and as a percentage of revenue for the Fund’s first year.  The Trustees concluded that profits would not be unreasonable.

Conclusion.  Having requested and received such information from Clark as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the future shareholders of the Navigator Duration Neutral Bond Fund.

Main Point Advisors, Inc. – Sub-Advisor to Navigator Duration

Nature, Extent and Quality of Service.  The Trustees revisited their discussion regarding the nature, extent and quality of services to be provided under the Advisory Agreement with Clark noting Main Point was established by Clark as an affiliated advisory firm specifically intended to provide sub-advisory services to the Fund.  They noted Clark’s representation that this relationship was established to secure the services of the portfolio manager, who has an extensive background and reputation in fixed income trading, having managed two hedge funds that had at its peak approximately $700 million in assets.  The Trustees discussed that Clark and the portfolio manager each have a 50% ownership interest in Main Point and the portfolio manager will serve as Co-CEO/CIO along with a representative of Clark.  The Trustees noted Main Point will provide research, security selection, trade execution, compliance and marketing such that The portfolio manager can utilize his reputation and relationships to the benefit of the Fund.  They considered Main Point will provide continuous monitoring of the tax adjusted riskless rates as well as the spreads, and will provide compliance monitoring to investment limitations, prospectus and 1940 Act regulations.  As with the Advisory Agreement between the Trust and Clark, in a unique arrangement, the Trustees recognize that Main Point’s CIO’s successful past and reputation managing hedge funds along with Clark’s experience in operating and managing mutual funds, that when combined has the potential to provide high quality service to the Fund and meet the expectations of the Trustees.

ADDITIONAL INFORMATION (Unaudited)(Continued)

Performance.  The Trustees again noted the relevance of the performance information provided is not optimal, taking into consideration Clark’s acknowledgement that the strategy related to the performance information provided is not sufficiently similar to be informative relative to the Fund, but noted it was provided to show Clark’s confidence in Main Point’s portfolio manager and The portfolio manager’s understanding of the market place and sophisticated techniques required to generate successful returns.  After discussion, the Trustees concluded they have a reasonable expectation that Main Point will be able to provide returns in line with the Fund’s objectives.

Fees and Expenses.  The Trustees noted Main Point would receive a fee of 0.625%, one half of the total advisory fee, for its services to the Fund.  After discussion, the Trustees concluded the fee is reasonable based on the depth of the experience of the portfolio manager and the “joint venture” approach brought to the Fund which benefits shareholders by combining the resources of both firms.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Trustees that the lack of breakpoints was acceptable.

Profitability.  The Trustees reviewed Main Point’s profitability analysis and noted modest estimated profits in actual dollars and as a percentage of revenue for the Fund’s first year.  The Trustees concluded that profits would not be unreasonable.

Conclusion.  Having requested and received such information from Main Point as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the future shareholders of the Navigator Duration Neutral Bond Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

ADDITIONAL INFORMATION (Unaudited)(Continued)

Approval of Advisory Agreements – Navigator Sentry Managed Volatility Fund*

Navigator Sentry Managed Volatility Fund (Adviser – Clark Capital Management Group, Inc.)

In connection with the regular meeting held on November 12-13, 2013 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement between Clark Capital Management Group, Inc. (“Clark”) and the Trust (the “Advisory Agreement”), with respect to Navigator Sentry Managed Volatility Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of Counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service.  The Trustees considered that Clark currently manages approximately $2 billion in assets for individuals, corporations, foundations and retirement plans, predominately through separately managed accounts and more recently through two mutual funds in the Trust.  The Board reviewed the background information provided on the key personnel responsible for managing the Fund and expressed their satisfaction with Clark’s years of experience in creating, implementing, managing and overseeing mutual funds in the 1940 Act space and in particular the Board viewed their more than 10 years of experience managing “volatility” as an asset class as a positive.  While not all risks can be eliminated, the Board noted its appreciation that Clark identified and explained the key risk to the Fund’s strategy is not the strategy itself but how it is integrated or used with specific equity strategies, and while it will protect against a declining market, the strategy can offset performance in a rising market and may not track the market in a flat market.  The Board also reviewed and acknowledged its satisfaction with Clark’s plan to actively manage the positions in the Fund’s portfolio in an effective and efficient manner in an attempt to mitigate some of the performance offsetting effects the strategy can have on an equity portfolio.  The Board noted that using measures of volatility, because it is negatively correlated with broad equity markets as a hedging tool against declining equity markets, is an innovative strategy.  The Trustees reviewed Clark’s broker-dealer selection process and were satisfied with how it is approaching its best execution practices and forward considerations as the need to transact in more esoteric securities arise.  The Trustees revisited their discussion from June 2013 regarding Clark’s 2010-2011 SEC examination, but again noted the results did not impact the mutual funds and that they were satisfied with the enhancements Clark made to its compliance policies and procedures.   Although two litigation issues were reported and reviewed, the Board agreed they were not likely to have a negative effect on Clark’s ability to operate effectively.  The Trustees considered their previous experience with Clark as adviser to two other mutual funds in the Trust, and noted Clark’s positive reputation in the industry.

Performance.  The Trustees considered the performance of the Navigator Sentry Separate Account.  They noted the separate account lost approximately 25% per year since inception in February 1, 2003, but considered this is to be expected as the strategy is a hedge against downside risk.  Additionally, as compared to the S&P 500 2x inverse index, the Trustees noted that the separate account appears to experience less alpha.  They noted the separate account experienced a lower standard deviation and less downside capture than the S&P 500 2x inverse index, but did so with a similar Sharpe ratio.  The Trustees agreed that the performance of the separate account seems to indicate that the strategy would be effective in down markets, but in up markets it may give up more returns than expected.  The Trustees considered the separate account’s performance in light of its Sharpe ratio and noted that its Sharpe ratio compared favorably to both benchmarks over the 3 year period.  After further discussion, the Trustees agreed that it is reasonable to expect Clark can show positive returns in extended down markets, and although the cost of protection in up markets may be higher than the market category, it is likely to be lower than the S&P 500 2x inverse index.  The Trustees agreed to monitor the Fund’s performance as it launches and begins to trade, but that Clark appears to have the ability to manage the Fund effectively.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Fees and Expenses.  The Trustees noted Clark proposed to charge an advisory fee of 0.85%, and agreed that it compared favorably to the peer group average (0.91%) and Morningstar category (0.88%).  The Trustees also considered the Fund’s net expense ratio, 1.25%, noting that Clark had contractually agreed to limit the Fund’s expenses to 1.25% at least until December 31, 2014.  They noted the proposed expense ratio was lower than both benchmarks: 1.82% for the peer group and 1.94% for the Morningstar category.  After further discussion, the Trustees agreed that the proposed advisory fee and net expense ratio is reasonable as compared to its benchmarks, and fair in light of the strategy.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees noted that Clark had contractually agreed to waive a portion of its fees, and that such waiver would benefit shareholders.  They further noted that based on the anticipated size of the Fund, breakpoints are not realistic at this time.  After discussion, it was the consensus of the Trustees that the lack of breakpoints was acceptable, but economies of scale would be revisited after the Fund is launched and its size materially increases.

Profitability.  The Trustees reviewed the profitability analysis provided by Clark and considered whether the anticipated level of profitability was reasonable.  They noted Clark anticipates earning a modest level of profit, in terms of actual dollars, during the first year. They further considered Clark intends to use a portion of its legitimate profits for marketing and distribution of the Fund, which will further decreased its profit.  After further discussion, the Trustees agreed that Clark’s anticipated level of profitability was not unreasonable.

Conclusion.  Having requested and received such information from Clark as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the future shareholders of Navigator Sentry Managed Volatility Fund.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

ADDITIONAL INFORMATION (Unaudited)(Continued)

Approval of Advisory Agreements – Navigator Tactical Fixed Income Fund*

Navigator Tactical Fixed Income Fund (Adviser – Clark Capital Management Group, Inc.)

In connection with the regular meeting held on February 25-26, 2014, the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement between Clark Capital Management Group, Inc.(“Clark”) and the Trust (the “Advisory Agreement”), with respect to Navigator Tactical Fixed Income Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service.   The Trustees noted Clark is a family and employee owned independent investment advisory firm, established in 1986, with approximately $2 billion in assets under management, specializing in the creation and management of equity, hedged equity, and fixed income strategies for individuals, corporations, foundations and retirement plans, predominately through separately managed accounts (“SMAs”) and through two mutual funds.  The Trustees reviewed the background information provided on the key personnel responsible for servicing the Fund and were satisfied that Clark has a deep investment team with experience in creating, implementing, managing and overseeing investment strategies and noted both the portfolio manager and chief compliance officer have over two decades of individual service at the advisory firm.  The Trustees acknowledged that Clark will utilize a disciplined quantitative relative strength research process that targets opportunistic fixed income exposure and allocations (based on which fixed income sector is exhibiting superior relative strength), of high yield bonds, high quality government and corporate bonds and short term treasuries.  While not all risks can be eliminated, the Trustees noted that Clark explained it will have the flexibility to allocate to the fixed income asset class that is performing best if current interest rates begin to normalize and move higher and also has the ability to allocate 100% of the portfolio to any one fixed income asset class using its disciplined investment process which attempts to mitigate being invested in underperforming sectors for long periods of time.  The Trustees considered Clark will provide daily compliance monitoring to the Fund through the use of excel spreadsheets linked to a Bloomberg API that systematically alerts the portfolio manager to any exceptions to pre-set limits. The Trustees reviewed Clark’s broker-dealer selection process and were satisfied with the manner in which Clark approaches its best execution practices, noting it has additional processes in place in anticipation of the future need to transact more esoteric securities.  The Trustees revisited their discussion from the June 2013 Board meeting regarding a 2010-2011 SEC compliance examination of Clark where some deficiencies were reported, noting the deficiencies did not pertain to the Fund and the Trustees were satisfied with the enhancements Clark made to its compliance policies and procedures.  The Trustees agreed Clark has a strong compliance culture as noted by its swift action and resolution to employee compliance infractions and minor litigation issues reported and reviewed with the Trustees.  The Trustees agreed that these issues do not appear to have a negative effect on Clark’s ability to continue to operate effectively.  The Trustees acknowledged that Clark’s focus is to add value to investors and because of Clark’s previous experience of operating and managing other mutual funds within the Trust, concluded Clark has the capability to provide high quality service to the Fund and its future shareholders.

ADDITIONAL INFORMATION (Unaudited)(Continued)

Performance.  The Trustees considered the performance of the Navigator Fixed Income Total Return Separate Account noting the separate account outperformed its benchmark since inception with gross returns of 10.64% versus 8.34%, and continued to provide positive returns over the last 1 year and 5 year periods despite underperforming the benchmark during these more recent periods.  The Trustees discussed Clark’s benchmark selection noting the standard deviation numbers are within acceptable norms and drawdowns limited.  The Trustees agreed that the performance of the separate account seems to indicate that the Fund’s strategy is well situated to provide value to future shareholders.  The Trustees agreed that Clark appears to have the ability to manage the Fund effectively.

Fees and Expenses.  The Trustees noted Clark proposed to charge an advisory fee of 0.85%.  They considered that as compared to the Fund’s direct competitors and peers, the fee is reasonable despite being slightly higher than both the peer group and Morningstar category averages.  The Trustees noted the proposed fee is within the range of fees charged by funds that comprise the benchmarks, and in some cases significantly less noting the range of fees charged by the peer group is as high as 1.76%, and 3.02% for the Morningstar category.  They noted Clark has contractually agreed to limit Fund expenses to 1.25% for at least the first 12 months of Fund operations.  After further discussion, the Trustees concluded that the proposed advisory fee is within the range of acceptable fees for the peer group and is not unreasonable.

Economies of Scale.  The Trustees considered whether there would be economies of scale with respect to the management of the Fund.  The Trustees noted that Clark had contractually agreed to waive a portion of its fees, and that such waiver would benefit shareholders.  They further noted that based on the anticipated size of the Fund, breakpoints are not realistic at this time.  After discussion, it was the consensus of the Trustees that the lack of breakpoints was acceptable, but economies of scale would be revisited after the Fund is launched and its size materially increases.

Profitability.  The Trustees reviewed the profitability analysis provided by Clark and considered whether the anticipated level of profitability was reasonable.  They noted Clark anticipates earning a negligible level of profit, in terms of actual dollars and as a percentage of revenue, during the first year.  After further discussion, the Trustees agreed that Clark’s anticipated level of profitability was not unreasonable.

Conclusion.  Having requested and received such information from Clark as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the future shareholders of the Navigator Tactical Fixed Income Fund.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

Investment Advisor

Clark Capital Management Group, Inc.

1650 Market Street, 53rd Floor

Philadelphia, PA 19103

Investment Sub-Advisor

Main Point Advisors, Inc.

1650 Market Street, 53rd Floor

Philadelphia, PA 19103

Administrator

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-766-2264 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is or will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is or will be available without charge, upon request, by calling 1-877-766-2264.

Investor Information: 1-877-766-2264

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

6/6/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

6/6/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

6/6/14